SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934
                          (Amendment No. 1)


Filed by the Registrant 			 1
Filed by a party other than the Registrant 	 0

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0	Preliminary Proxy Statement
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        Rule 14a-6(e)(2))
1	Definitive Proxy Statement
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0	Soliciting Material under Section 240.14a-12


                      PURE CYCLE CORPORATION
        (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)

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and 0-11.

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computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it
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previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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                         PURE CYCLE CORPORATION
                          8451 Delaware Street
                        Thornton, Colorado 80260
                            (303) 292-3456
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON APRIL 12, 2004

TO THE STOCKHOLDERS:

              An Annual Meeting of the Stockholders of PURE CYCLE
CORPORATION will be held at 1550 Seventeenth Street, Suite 500,
Denver, Colorado 80202, on April 12, 2004 at 9:00 a.m. Mountain
Time for the following purposes:

1. To elect a board of six directors to serve until the next Annual Meeting of Stockholders, or until their successors are elected and have qualified.

2. To approve an amendment to the Company's Certificate of Incorporation which would increase the number of authorized shares of common stock from 135 million to 225 million.

3. To approve an amendment of the Company's Certificate of Incorporation authorizing the board of directors to effect a one-for-ten or one-for-five reverse stock split.

4. To approve an amendment of the Company's Certificate of Incorporation authorizing the board of directors to decrease the authorized shares of common stock upon or after a reverse split.

5.  To approve the 2004 Incentive Plan.

6. To ratify the appointment of KPMG LLP as independent auditors for the 2004 fiscal year.

7. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

              Only stockholders of record as of 5:00 p.m. Mountain Time on March 18, 2004 will be entitled to notice of or to vote at this meeting or any adjournment thereof. You are cordially invited to attend. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003 and the Quarterly Report on Form 10-QSB for the fiscal quarter ended November 30, 2003 are enclosed with this Notice and Proxy Statement.
             WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ACCOMPANYING POSTAGE-PAID ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.
BY ORDER OF THE BOARD OF
DIRECTORS


                                           Scott E. Lehman, Secretary
March 19, 2004





                       PURE CYCLE CORPORATION
                        8451 Delaware Street
                      Thornton, Colorado 80260
                          PROXY STATEMENT
                             for the
                  ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON APRIL 12, 2004

              This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the board of directors of PURE CYCLE CORPORATION (the "Company") for use at the annual meeting of stockholders of the Company (the
"Meeting") to be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, on April 12, 2004 at 9:00 a.m. Mountain Time or at any adjournment thereof. This proxy statement and the enclosed proxy, together with the Company's Annual Report on Form 10-KSB for the year ended August 31, 2003 and the Quarterly Report on Form 10-QSB for the quarter ended November 30, 2003, are being mailed to stockholders on or about March 19, 2004.

              The cost of soliciting proxies is being paid by the Company. In addition to the mailings, the Company's officers, directors and other regular employees may, without additional compensation, solicit proxies personally or by other appropriate means.

              If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in the manner specified. If no specification is made by the proxy, then the shares will be voted in accordance with the recommendations of the board of directors. A proxy may be revoked by a stockholder at any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the meeting and voting in person.

              Discretionary authority is provided in the proxy as to matters not specifically referred to therein. The board of directors is not aware of any other matters which are likely to be brought before the meeting. However, if any such matters properly come before the meeting, it is understood that the proxy holder or holders are fully authorized to vote in accordance with the proxy holder's or holders' judgment and discretion.

              Only holders of record as of 5:00 p.m. Mountain Time on March 18, 2004, will be entitled to vote on matters presented at the meeting. The following classes of the Company's securities vote together as one class on all matters presented at the meeting: (i) common stock, par value 1/3 of $.01
("common stock"), (ii) Series A-1 Convertible Preferred Stock, 1/10 of $.01 par value, (iii) Series D Convertible Preferred Stock, 1/10 of $.01 par value, and (iv) Series D-1 Convertible Preferred Stock, 1/10 of $.01 par value. The Series A-1, Series
D and Series D-1 Preferred Stock votes are on an as-converted basis. On November 30, 2003, there were outstanding
(i) 81,217,541 shares of common stock, each of which is entitled to one vote; (ii) 1,100,000 shares of Series A-1 Preferred
Stock, which are entitled to 6,111,111 votes; (iii) 6,455,000 shares of Series D Preferred Stock, which are entitled to 6,445,000 votes; and (iv) 2,000,000 shares of Series D-1
Preferred Stock, which are entitled to 2,000,000 votes. There is no cumulative voting.

              The presence, in person or by proxy, of the holders of a majority of the outstanding voting power of all shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote is necessary to constitute a quorum at the meeting for the election of directors and for the other proposals. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
Abstentions and broker non-votes are not counted as votes cast in the election of directors and the other proposals.
Accordingly, an abstention on any matter will have the effect of a negative vote on that matter. The affirmative vote of the majority of the voting power of the shares of common stock and preferred stock (voting with the common stock on an as-converted basis) represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of proposals 5 and 6.
The affirmative vote of the majority of the voting power of all outstanding shares of common stock and preferred stock
(considered on an as-converted basis) is necessary for approval of proposals 2, 3 and 4. The election of directors requires the affirmative vote of a plurality of the votes cast by shares represented in person or by proxy and entitled to vote for the election of directors.

               Multiple Stockholders Sharing the Same Address. The Company has adopted a procedure approved by the Securities and Exchange Commission, or the SEC, called "householding," which reduces printing costs and postage fees. Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the annual report and proxy statement unless one or more of these shareowners notify the Company that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

              If a stockholder of record residing at such an address wishes to receive a separate document in the future, he or she may contact our transfer agent at Computershare Trust Company, Inc., 350 Indiana St., Suite #800, Golden, CO 80401, telephone
(303) 262-0600, or write to the Company's Secretary at the Company's address set forth above. An eligible shareowner of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner. If shares are owned through a bank, broker or other nominee, the holder can request householding by contacting the nominee.

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

              The following table sets forth, as of December 31, 2003, the beneficial ownership of the Company's issued and outstanding common stock, Series A-1 Preferred Stock, Series B Preferred Stock, and Series D Preferred Stock, and Series D-1 Preferred Stock by (i) each person who owns of record (or is known by the Company to own beneficially) 5% or more of each such class of stock, (ii) each director of the Company and each nominee for director, (iii) each executive officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that each of the beneficial owners of the stock listed has sole investment and voting power with respect to such shares, based on information provided by such holders

                              Common Stock

Name and Address            Number of Shares       Percentage of
Beneficial Owner                                   Common Stock

Thomas P. Clark               24,464,854            23.2%(1)(2)
8451 Delaware St.
Thornton, Colorado 80260

George M. Middlemas           18,421,149            19.8%(3)(4)
225 W. Washington, #1500
Chicago, IL  60606

Harrison H. Augur                531,667             0.7(5)
P.O. Box 4389
Aspen, CO  81611

Margaret S. Hansson            8,246,000             9.2%(6)
2220 Norwood Avenue
Boulder, Colorado  80304

Richard L. Guido                       0               0
121 Antebellum Drive
Meridianville, Alabama 35759

Mark W. Harding                9,960,000             10.9%(7)
8451 Delaware St.
Thornton, CO  80260

INCO Securities Corporation    4,700,000              5.5%(8)
145 King St. West, #1500
Toronto, Ontario Canada M5H4B7

Apex Investment Fund II, L.P.
("Apex")                       17,087,816            18.6%(4)(9)
225 W. Washington, #1450
Chicago, IL  60606

Environmental Venture Fund
Limited  Partnership ("EVFund")  6,291,375            7.5%(4)(10)
233 S. Wacker Drive, Suite 9500
Chicago, Illinois  60606

Environmental Private Equity     7,121,462             8.4%(4)(11)
Fund II, L.P. ("EPFund")
233 S. Wacker Drive, Suite 9500
Chicago, Illinois  60606

The Productivity Fund II, L.P.   4,789,484             5.8%(4)(12)
("PFund')
233 S. Wacker Drive, Suite 9500
Chicago, Illinois  60606

All Officers and Directors       61,623,670           51.5%(13)
as a group (6 persons)


                              Preferred Stock

                          Series A-1 	       Series B
                          Preferred Shares     Preferred Shares


Name and Address
of Beneficial Owner       Number      %        Number          %

Thomas P. Clark
8451 Delaware St.
Thornton, CO  80260                            346,010(14)     80%

Apex
Investment Fund II L.P.
225 W. Washington, #1500
Chicago, IL  60606        408,000(9)  25.5%

Environmental
Private Equity Fund II,
L.P.
233 S. Wacker Dr.,# 9600
Chicago, IL  60606        600,000(11)   37.5%

Harrison H. Augur
P.O. Box 4389
Aspen, CO  81611          20,000(5)

LC Holdings, Inc.
8451 Delaware St.
Thornton, CO 80260                              432,513 100.0%

LCH, Inc.
8451 Delaware St.
Thornton, CO 80260                              86,503(15)20.0%

                       Preferred Stock (continued)

                          Series D 	       Series D-1
                          Preferred Shares     Preferred Shares


Name and Address
of Beneficial Owner       Number        %        Number        %

Thomas P. Clark
8451 Delaware St.
Thornton, CO  80260       6,455,000(1)  100%    2,000,000(2)  100%



(1)	Includes 6,455,000 shares of Series D Preferred Stock owned by
Mr. Clark, the Company's CEO, which are convertible into 6,455,000 shares of common stock when the Company has sufficient authorized but unissued shares of common stock, which will occur if Proposal No. 2 is approved.
(2)	Includes 2,000,000 shares of Series D-1 Preferred Stock, owned by
Mr. Clark, the Company's CEO, which are convertible into 2,000,000 shares of common stock when the Company has sufficient authorized but unissued shares of common stock, which will occur if Proposal No. 2 is approved.
(3)	Includes 1,000,000 shares purchasable by Mr. Middlemas under currently exercisable options and 17,087,816 shares which
Mr. Middlemas may be deemed to own but of which he disclaims beneficial ownership as described in more detail in footnote (4)
below.
(4)	Each of the Apex, EVFund, PFund, and EPFund (the "Apex
Partnerships") is controlled through one or more partnerships. The persons who have or share control of such stockholders are referred to herein as "ultimate general partners."  The ultimate general partners of Apex are:  First Analysis Corporation, a Delaware
corporation ("FAC"), Stellar Investment Co. ("Stellar"), a
corporation controlled by James A. Johnson ("Johnson"); George
Middlemas ("Middlemas"); and Chartwell Holdings Inc. ("Chartwell"), a corporation controlled by Paul J. Renze ("Renze"). The ultimate general partners of EVFund are:  FAC; Felsen, Genack Associates
("FGA"); William D. Ruckelshaus Associates, a Limited Partnership ("WDRA"); and RS Investment Management ("RSIM"). The ultimate general partners of PFund are FAC and Bret R. Maxwell ("Maxwell").
The ultimate general partners of EPFund are FAC, Maxwell, RSIM,
Argentum Environmental Corporation ("AEC") and Schneur Z. Genack,
Inc. ("SZG").
The business address of FAC, Stellar, Johnson, Middlemas, and Maxwell is 233 S. Wacker Drive, Suite 9500, Chicago, Illinois 60606.  The
business address of Renze and Chartwell is 5 Three Lakes Road,
Barrington, Illinois 60010.  Each of AEC and SZG maintains its business address c/o The Argentum Group ("TAG"), 405 Lexington
Avenue, 54th Floor, New York, New York 10174. The persons who take actions on behalf of AEC and SZG with respect to their functioning as ultimate general partners of EPFund are Schneur Z. Genack ("Genack"), Daniel Raynor ("Raynor") and Walter H. Barandiaran ("Barandiaran").
Each of Raynor and Barandiaran is principally employed as an executive of TAG and maintains his business address at the TAG address. TAG's principal business is merchant banking. SZG is principally employed as a private investor and maintains his business address at 18 East 48th Street, Suite 1800, New York, New York 10017.
The business address of FGA and Harvey G. Felsen ("Felsen"), who, along with Genack, take actions on behalf of FGA with respect to its functioning as an ultimate general partner of EVFund, is 18 East 48th Street, Suite 1800, New York, New York 10017. WDRA and Paul B.
Goodrich, the person who takes action on behalf of WDRA (with respect to its functions on behalf of WDRA) with respect to its functioning as general partner of EVFund, maintains its business address at 1201
Third Avenue, 39th Floor, Seattle, Washington 98101.  RSIM maintains its business address at 388 Market Street, Suite 200, San Francisco, California 94111. The person who takes actions on behalf of RSIM with respect to its functioning as an ultimate general partner of
EVFund and EPFund is Charles R. Hamilton ("Hamilton"). Hamilton is principally employed as a partner in RSIM and maintains his principal business address at 6065 Shelter Bay Avenue, Mill Valley, California 94941.
By reason of its status as ultimate general partner of each of Apex Partnerships, FAC may be deemed to be the indirect beneficial owner of 35,290,137 shares of common stock, or 36.4% of such shares.  By reason of his status as the majority stockholder of FAC, F. Oliver
Nicklin may also be deemed to be the indirect beneficial owner of such shares. By reason of their status as ultimate general partners of Apex, Stellar (and through Stellar, Johnson), Middlemas, Chartwell
(and through Chartwell, Renze) may be deemed to be the indirect beneficial owners of 17,087,816 shares of common stock, or 18.6% of such shares.  When these shares are combined with his personal holdings of 333,333 shares of common stock and his currently exercisable option to purchase 1,000,000 shares of common stock,
Middlemas may be deemed to be the beneficial owner (directly with respect to his shares and the option shares and indirectly as to the balance) of 18,421,149 shares of common stock, or 19.8% of such shares.
By reason of his status as a general partner of an ultimate general partner of PFund and EPFund, Maxwell may be deemed to be the indirect beneficial owner of 11,910,946 shares of common stock, or 14.2% of such shares.
By reason of their status as ultimate general partners of EVFund,
FGA, WDRA and RSIM and their respective controlling persons may be deemed to be the indirect beneficial owners of 6,291,375 shares of common stock, or 7.8% of such shares.  By reason of AEC's and SZG's status as ultimate general partners of EPFund, AEC, SZG, and their and their controlling persons may be deemed to be the indirect beneficial owners of 7,121,462 shares of common stock, or 8.7% of such shares.  By reason of Genack's interest in FGA, AEC and SZG, he may be deemed to be the indirect beneficial owner of 13,412,837 shares of common stock, or 15.9% of such shares.
By reason of RSIM's status as ultimate general partner of EPFund and EVFund, RSIM and its controlling persons may be deemed to be the indirect beneficial owners of 13,412,837 shares of common stock, or
15.9% of such shares.
Each of the Apex Partnerships disclaims beneficial ownership of all shares of common stock described herein except those shares that are owned by that entity directly.  The Company understands that each of the other persons named as an officer, director, partner or other affiliate of any Apex Partnership disclaims beneficial ownership of all the shares of common stock described herein, except for Middlemas with respect to the shares and options to purchase 1,333,333 shares owned by him.
Each of the Apex Partnerships disclaims the existence of a "group"
among any or all of them and further disclaims the existence of a
"group" among any or all of them and any or all of the other persons named as an officer, director, partner or those affiliate of any of them, in each case within the meaning of Section 13(d) of the 1934
Act.
The information herein was derived from a filing dated April 16, 2001 made by the APEX Partnerships with the SEC.
(5)	Includes (i) 300,000 shares purchasable by Mr. Augur under
currently exercisable warrants, (ii) 111,111 shares of common stock purchasable on conversion of 20,000 shares of Series A-1 Convertible Preferred Stock, and (iii) 25,000 shares held by Patience Partners,
L.P., a limited partnership in which a foundation controlled by
Mr. Augur is a 60% limited partner and Patience Partners LLC is a 40% general partner. Patience Partners LLC is a limited liability company in which Mr. Augur owns a 50% membership interest.
(6)	Includes 8,000,000 shares purchasable by Ms. Hansson under
currently exercisable options.
(7)	Includes 9,750,000 shares purchasable by Mr. Harding under a currently exercisable option.
(8)	Consists of 4,700,000 shares purchasable by INCO Securities
Corporation ("Inco") under currently exercisable warrants.
(9)	Includes 8,506,198 shares purchasable by Apex under a currently exercisable warrant and 2,266,667 shares purchasable on conversion of 408,000 shares of Series A-1 Convertible Preferred Stock.
(10)	Includes 2,609,814 shares purchasable by EVFund under currently exercisable warrants.
(11)	Includes 301,432 shares purchasable by EP Fund under a currently exercisable warrant and 3,333,333 shares purchasable on conversion of 600,000 shares of Series A-1 Convertible Preferred Stock.
(12)	Includes 1,783,804 shares purchasable by PFund under currently exercisable warrants.
(13)	Includes 18,750,000 shares purchasable by directors and officers under currently exercisable options, 8,806,198 shares purchasable by directors and officers under currently exercisable warrants,
2,377,778 shares of common stock purchasable by directors and officers on conversion of outstanding Series A-1 Convertible
Preferred Stock, and 8,455,000 shares of common stock purchasable by directors and officers on conversion of Series D and Series D-1
Preferred Stock.  The directors and officers disclaim beneficial ownership of 17,087,816 such shares.
(14)	Includes 346,010 shares of Series B Preferred Stock which Mr.
Clark, the Company's Chief Executive Officer, may be deemed to hold beneficially by reason of his ownership of 80% of the common stock of
LC Holdings, Inc., the owner of 100% of the Series B Preferred Stock.
Mr. Clark disclaims beneficial ownership of the remaining 20% of the Series B Preferred Stock.
(15)	Includes 86,503 shares of Series B Preferred Stock which LCH, Inc.
may be deemed to hold beneficially by reason of its ownership of 20% of the common stock of LC Holdings, Inc., the owner of 100% of the Series B Preferred Stock.



                 DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

              The following table sets forth the names, ages and titles of the persons who are currently directors and executive officers of the Company, along with other positions they hold with the Company.

Name                           Age               Position

Harrison H. Augur (1)(2)       62           Chairman of the Board

Thomas P. Clark                67           Director,
                                            Chief Executive Officer

Mark W. Harding                40           Director, President

George M. Middlemas (1) (2)    57           Director

Margaret S. Hansson            79           Director

Richard L. Guido (1) (2)       59           Director
______________________
(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.

Board Committees; Meetings
              Effective April 9, 2001, the Company appointed an audit committee. Ms. Hansson and Messrs. Augur and Middlemas were members of the Audit Committee until February 13, 2004, when Mr. Guido was appointed to the board and the audit committee. The board has determined that the audit committee members, as so reconstituted, will meet the independence standards of NASDAQ. In addition, the board has determined that at least one member of the audit committee is a financial expert. That person, Mr. Augur, meets the SEC criteria of audit committee financial expert by reason of his education and his 20 years of experience in investment management and venture capital investment.
              The functions to be performed by the audit committee include the appointment, retention, compensation and oversight of the Company's independent auditors, including pre-approval of all audit and non-audit services to be performed by such auditors. The Company has adopted an Audit Committee Charter, which is attached to this proxy statement as Exhibit A. The audit committee met one time during the fiscal year ended
August 31, 2003, and has met two times in the current fiscal year. See the Report of the Audit Committee.
              Effective February 13, 2004, the Company appointed a compensation committee, consisting of Mr. Augur and Mr. Middlemas. Mr. Guido became a member of the compensation committee at the time he joined the board on February 13, 2004.
The functions to be performed by the compensation committee include establishing the compensation of officers and directors, and administering management incentive compensation plans. The compensation committee has not yet held any meetings.
              The Company does not have a nominating committee because of the small size of its board and the relative infrequency of meetings. Nominees for director will be selected or recommended by a majority of the Company's directors who meet the NASDAQ independence standards. In selecting nominees for the board, the Company is seeking a board with a variety of experiences and expertise, and in selecting nominees will consider business experience in the industry in which the Company operates, financial expertise, independence from transactions with the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and reputation for integrity and professionalism. The independent directors will consider nominations for director made by stockholders of record entitled to vote. In order to make a nomination for election at the 2005 annual meeting, a stockholder must provide notice, along with supporting information regarding such nominee, to the Company's Secretary by September 30, 2004.
              Effective February 13, 2004, the Company adopted a policy for stockholders to send communications to the board. Stockholders wishing to send communications to the board may contact Mark Harding, President of the Company, at the Company's principal place of business. All such communications shall be shared with the members of the board, or if applicable, a specified committee or director.
              The Company has attempted to minimize the additional costs associated with the annual meeting. If the annual meeting is not scheduled on the same day as a regular meeting of the board, only directors who are resident in Colorado are expected to attend the annual meeting. If the annual meeting is scheduled on the same day as a regular meeting of the board, all directors are expected to attend the annual meeting. The
Company did not hold an annual meeting during 2003.
              During the fiscal year ended August 31, 2003, the board of directors held no meetings, but took two actions by unanimous written consent. In the current fiscal year, the board of directors has met two times and has taken action by unanimous written consent two times.
Relationship of Directors and Officers
              None of the current directors or officers, or nominees for director, is related to any other officer or director of the Company or to any nominee for director.
Terms of Directors and Officers
              All directors are elected for one-year terms which expire at the annual meeting of stockholders or until their successors are elected and qualified. The Company's officers are elected annually by the board of directors and hold office until their successors are elected and qualified.
Section 16 (a) Beneficial Ownership Reporting Compliance
              The Company's directors and executive officers and persons who are beneficial owners of more than 10% of the Company's common stock are required to file reports of their holdings and transactions in common stock with the Securities and Exchange Commission and furnish the Company with such reports. Based solely upon its review of the copies the Company has received or upon written representations from these persons, the Company believes that, as of February 13, 2004 all of the Company's directors and executive officers had complied with the applicable Section 16 (a) filing requirements.
Code of Ethics
              Effective February 13, 2004, the Company has adopted a code of ethics for its directors, officers and employees, which is attached to this proxy statement as Exhibit B.
Certain Relationships and Related Transactions
              From time to time since December 6, 1987, Thomas P. Clark, a director and Chief Executive Officer of the Company, loaned funds to the Company to cover operating expenses. These funds have been treated by the Company as unsecured debt, and promissory notes have been issued to Mr. Clark. The notes bear interest at rates ranging from 8.36% to 9.01% per annum, and mature on October 1, 2007. To date, Mr. Clark has loaned the Company $310,720, of which $43,350 has been repaid, leaving a balance of $267,370. As of December 31, 2003, the outstanding balance, including principal and accrued interest, on the Notes totaled $275,232. All loans were made on terms determined by the board members (Mr. Clark abstaining) to be at market rates.
              LCH, Inc., a Delaware corporation which owns 20% of LC Holdings, Inc. and is thereby affiliated with Mr. Clark, who owns 80% of LC Holdings, Inc., loaned the Company a total of $950,000 between November 1988 and February 1989. In connection with these loans, the Company issued two demand promissory notes (the "LCH Notes") bearing interest at a rate equal to the rate announced from time to time by Mellon Bank, Pittsburgh, Pennsylvania as its "prime rate" plus 300 basis points from the date of the first advance thereunder until maturity. The LCH
Notes were payable quarterly beginning on the first day of April 1989 and continuing thereafter on the first day of each subsequent calendar quarter. No payments were made on the LCH Notes. On April 25, 1989, LCH assigned the LCH Notes to Rangeview Development Corp., which was at the time a wholly-owned subsidiary of the Company, which further assigned $750,000 of the LCH Notes to Rangeview Company, L.P., a limited partnership in which LCH held a 45% interest and Rangeview Development Corporation held a 55% interest. In February 1991,
LCH transferred its interest in Rangeview Company, L.P. to the Company in exchange for a $4,000,000 profits interest in the Rangeview Project (pursuant to which the Company is to provide water and wastewater services to a specified service area) that will be paid subsequent to the first $31,807,000 profits interest allocated to other investors. In connection with a comprehensive Settlement Agreement dated April 11, 1996, LCH consented to be paid its $4,000,000 profits interest from the sale or other disposition of the Export Water (as defined in the Settlement Agreement) subsequent to payment of $31,807,000 owed under the Comprehensive Amendment Agreement No. 1 dated
April 11, 1996 (the "Commercialization Agreement"), subject to the provision that the LCH Notes would be due and payable if the Rangeview Project did not generate $35,000,000 in proceeds.
During the fiscal year ended August 31, 1998, the Company reached an agreement with LCH, Inc. to defer payment of the principal amount of the LCH Notes, plus interest, until October 1, 2007. No additional consideration is due to LCH, Inc. for the deferral. The board members (Mr. Clark abstaining) determined the transactions are at fair market value taking into consideration the risk to LCH, Inc.
              In 1996 and 1997, the Company entered into loan agreements with five related party investors: Apex, EVFund, EPFund and PFund, each a 5% stockholder, and Harrison Augur, a director. The loan balances to such persons totaled $799,295 at November 30, 2003, the loans are unsecured, and bear interest at the rate of 10.25% and prime plus 2%. The notes mature
August 31, 2007. In connection with the loan agreements, the Company issued warrants to such persons to purchase
2,901,176 shares of the Company's Common Stock with an exercise price of $.18 per share. Such warrants expire August 31, 2007.
              The Company currently leases office facilities at no cost from the Company's CEO Mr. Clark. The fair market value of the lease is approximately $1,200 per month.
              Mr. Augur is a party to the Commercialization Agreement with the Company, pursuant to which the Company is required to distribute to numerous parties the first $32,026,232 of proceeds from the sale of Export Water (as defined therein).
Mr. Augur is a partner, with his wife, in a partnership that is entitled to receive a total of $150,000 thereunder. To date, no amounts have been distributed under the Commercialization
Agreement to any party.


        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

              The following table sets forth information concerning the compensation received by or awarded to (i) the Company's chief executive officer and (ii) the Company's other executive officers for the fiscal years ended August 31, 2003, 2002 and 2001:


            Annual Compensation
                                                      Other
                                                      Annual
Name and  Principal    Fiscal     Salary   Bonus    Compensatin
Position               Year        ($)      ($)        ($)

Thomas P. Clark, CEO    2003	 60,000	     0          0
                        2002     60,000      0          0
                        2001     60,000      0          0

Mark W. Harding
President, CFO          2003     80,000      0          0
                        2002     80,000      0          0
                        2001     80,000      0          0

              Until February 13, 2004, directors did not receive any compensation for serving on the board. Effective February 13, 2004, the board approved the following compensation arrangement for directors: Each director will receive a payment of $10,000 for each full year in which he or she serves as a director, with an additional payment of $1,000 for each committee on which he or she serves, and $1,000 for serving as chairman of the board.
An additional $500 will be paid to each director for attendance at each board meeting and, if committee meetings are held separate from board meetings, $500 will be paid for attendance at such committee meetings.
              In addition to cash compensation, as part of the 2004 Equity Incentive Plan being presented to stockholders at this meeting, each director would receive an option to purchase
50,000 shares of common stock upon election to the board, and an option to purchase 25,000 shares for each subsequent full year in which he or she serves as a director. See "APPROVAL OF 2004 EQUITY INCENTIVE PLAN (Proposal 5)."
Aggregated Option Exercises and Fiscal Year End Option Values
              The Company has an Equity Incentive Plan (the "Existing Plan") adopted by the board of directors in June 1992, which Plan expired in 2002. Pursuant to the Existing Plan, the executive officers of the Company have been granted options to purchase shares of common stock which have a value as set forth below. No options have been exercised to date.

                                            No. of
                                            Unexercised
                                            Securities   Value of
                                            Underlying   Unexercised
                                            Options at   In-the-money
                                            8/21/03      Options 1/03
Name/                Acquired on  Value     Exercisable  Exercisable
Principal Position   Exercise     Recieved Unexercisable Unexercisable

Thomas P. Clark, CEO    -           -           -             -

Mark W. Harding         -           -        9,750,000      340,000
President, CFO                                 250,000      $10,000

              The board is proposing to stockholders a new 2004
Equity Incentive Plan.  See "APPROVAL OF 2004 EQUITY INCENTIVE
PLAN (Proposal 5)."

                REPORT OF THE AUDIT COMMITTEE

              As of February 13, 2004, the Audit Committee of the board of directors is comprised of directors who meet the NASDAQ standards for independence. Prior to that date, one member, Margaret Hansson, did not meet the NASDAQ requirement due to her prior service as Vice President of the Company. The Audit
Committee operates under a written charter adopted by the board of directors on February 13, 2004, which is attached to this proxy statement as Exhibit A.
              On the recommendation of the Audit Committee, the board of directors appointed KPMG LLP as the independent auditors for the Company after reviewing KPMG's performance and independence from management.
              Management has primary responsibility of the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believed should be raised.
              The Audit Committee reviewed with management and KPMG LLP the Company's audited financial statements and met separately with both management and KPMG LLP to discuss and review those financial statements and reports prior to issuance. Management has represented, and KPMG LLP has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.
              The Audit Committee received from and discussed with KPMG LLP the written disclosure and the letter required by Independence Standards Audit Committee Standard No. 1
(Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with KPMG LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Audit Committee of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit services performed by KPMG LLP and discussed with the auditors their independence.
              In reliance on these reviews and discussions referred to above, the Audit Committee has recommended to the board of directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003.

Harrison H. Augur
Margaret S. Hansson
George M. Middlemas

                       ELECTION OF DIRECTORS

(Proposal No. 1)
              The current number of members of the board of directors is fixed at six. The board of directors nominates the following six persons currently serving on the board for election to the board:  Thomas P. Clark, Margaret S. Hansson,
George M. Middlemas, Harrison H. Augur, Richard L. Guido and
Mark W. Harding.  Biographical information regarding the
directors and nominees follows:
              HARRISON H. AUGUR. Mr. Augur was elected Chairman of the board of directors in April 2001. For the past 20 years,
Mr. Augur has been involved with investment management and
venture capital investment groups. Mr. Augur has been a General Partner of CA Partners since 1987, and General Partner of
Patience Partners LLC since 1999.  Mr. Augur received a Bachelor of Arts degree from Yale University, an LLB degree from Columbia University School of Law, and an LLM degree from New York
University School of Law.
              THOMAS P. CLARK. Thomas P. Clark was appointed Chief Executive Officer of the Company in April 2001. Prior to his appointment as Chief Executive Officer, Mr. Clark served as President and Treasurer of the Company from 1987 to April 2001.
Mr. Clark is primarily involved in the management of the
Company. His other business activities include: President, LC Holdings, Inc. (business development), 1983 to present, and
Partner (through a wholly owned corporation) of Resource
Technology Associates (development of mineral and energy technologies), 1982 to present. Mr. Clark serves on the board of the Rangeview Metropolitan District. Mr. Clark received his Bachelor of Science degree in Geology and Physics from Brigham
Young University.
             RICHARD L. GUIDO. Mr. Guido served as a member of the Company's board from July 1996 through August 31, 2003, and on February 13, 2004 was appointed to fill a vacancy on the board.
Mr. Guido was an employee of INCO Securities Corporation, a 5.5% stockholder of the Company, from 1980 through August 2003, and previously served on the board pursuant to a voting agreement between INCO and the Company. That agreement is no longer in effect. Mr. Guido was Associate General Counsel of Inco Limited
and President, Chief Legal Officer and Secretary of Inco United States, Inc. Mr. Guido is a Director on the American-Indonesia Chamber of Commerce and the Canada-United States Law Institute.
Mr. Guido received a Bachelor of Science degree from the United States Air Force Academy, a Master of Arts degree from
Georgetown University, and a Juris Doctor degree from the
Catholic University of America.
              MARGARET S. HANSSON. Ms. Hansson has been a Director of the Company since April 1977, Chairman from 1983 to 2001,
Vice President from 1992 to 2003, and was the Chief Executive Officer of the Company from September 23, 1983 to January 31,
1984.  From 1976 to May 1981, she was President of GENAC, Inc.,
a Boulder, Colorado firm which she founded.  From 1960 to 1975,
Ms. Hansson was CEO and Chairman of Gerry Baby Products Company (formerly Gerico, Inc.), now a division of Evenflo. She is a Director of Wells Fargo Bank, Boulder, Colorado, Wells Fargo
Banks, PC, Colorado Capital Alliance, Realty Quest, Inc. (now
RQI, Inc.), and the Boulder Technology Incubator.   Ms. Hansson
is currently President of two companies, Adrop, LLC and Erth, LLC, companies engaged in development of a centrifuge for water purification systems. Ms. Hansson received her Bachelor of Arts degree from Antioch College.
              MARK W. HARDING. Mark W. Harding joined the Company in April 1990 as Corporate Secretary and Chief Financial
Officer.  He was appointed President of the Company in April
2001, and on February 13, 2004 was appointed to fill a vacancy on the board. He brings a background in public finance and management consulting. From 1988 to 1990, Mr. Harding worked for Price Waterhouse, where he assisted clients in providing public finance and other investment banking related services.
Mr. Harding is the President of the Rangeview Metropolitan
District. Mr. Harding has a B.S. Degree in Computer Science and a Masters in Business Administration in Finance from the University of Denver.
              GEORGE M. MIDDLEMAS. George M. Middlemas has been a Director of the Company since April 1993. Mr. Middlemas has been a general partner with Apex Investment Partners, a diversified venture capital management group, since 1991. From
1985 to 1991, Mr. Middlemas was Senior Vice President of Inco Venture Capital Management, primarily involved in venture capital investments for INCO Securities Corporation. From 1979 to 1985, Mr. Middlemas was a Vice President and a member of the Investment Committee of Citicorp Venture Capital Ltd., where he sourced, evaluated and completed investments for Citicorp.
Mr. Middlemas is a director of Online Resources & Communications Corporation, Tut Systems, Data Critical Corporation, and Pennsylvania State University - Library Development Board.
Mr. Middlemas received a Bachelors degree in History and Political Science from Pennsylvania State University, a Masters degree in Political Science from the University of Pittsburgh and a Master of Business Administration from Harvard Business School.
              The Proxy cannot be voted for more than the six nominees named. Directors are elected for one-year terms or until the next Annual Meeting of the Stockholders and until their successors are elected and qualified. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more nominees is not available for election, the Proxy holders named in the enclosed Proxy form intend to vote for such other person or persons as management may nominate.
              Mr. Middlemas was designated as a nominee to the board of directors pursuant to the EPFund Voting Agreement, which agreement obligates Mr. Clark, Ms. Hansson, the Apex
Partnerships and Fletcher Byrom, a former director of the Company, to vote for the designee of the EPFund. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF." This agreement terminates at such time as EPFund no longer owns shares of common stock of the Company, or warrants to acquire shares of common stock, which aggregate 1,301,000 shares of common stock.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE SIX
PERSONS NOMINATED.
                ____________________________

    APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
               TO INCREASE AUTHORIZED CAPITAL

                      (Proposal No. 2)

              The Company's Certificate of Incorporation presently provides for a capitalization of 135,000,000 shares of common stock, 1/3 of $.01 par value, of which 81,217,541 shares are issued and outstanding as of December 31, 2003.
              On February 13, 2004, , the board of directors approved, and recommended to the stockholders for adoption, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, 1/3 of $.01 par value, from 135,000,000 shares to 225,000,000 shares.
              The purpose of the proposed amendment is (i) to authorize sufficient shares of common stock in order to enable the Company to comply with obligations to issue shares of common stock upon the exercise of outstanding warrants and options and
(ii) to give the Company flexibility with respect to raising funds for its projects.
              If all currently outstanding warrants and options were exercised and all convertible securities converted, the total number of outstanding shares of common stock on a fully diluted basis would be 146,186,651. The Company currently only has 135,000,000 shares of common stock authorized. The Company has 6,445,000 shares of Series D Convertible Preferred Stock, issued to Thomas Clark, a director and chief executive officer, in August 2001, and 2,000,000 shares of Series D-1 Convertible Preferred Stock, issued in August 2003 to Mr. Clark, that by their terms are not convertible until the Company has amended the Certificate of Incorporation to increase the authorized capital. Holders of an additional approximately
11,200,000 options, warrants and convertible securities which are currently exercisable and convertible have agreed not to exercise their options and/or warrants or convert their convertible securities until the date on which the Company's Certificate of Incorporation is amended to increase the number of authorized shares of common stock. Following amendment of the Certificate of Incorporation, the Company's issued and outstanding capital could increase from 81,217,541 shares to 95,783,652 because the Series A-1, Series D and Series D-1 Convertible Preferred Stock are each currently convertible. The Company also anticipates that, if the stock price continues at current levels, a number of options and warrants would be exercised. Assuming exercise or conversion of all securities that are currently exercisable or convertible, Mr. Clark would hold 16.7% of the common stock and current management would hold 42.2% (30.5% if disclaimed shares are not included) of the common stock. Assuming no changes in ownership, Mr. Clark would remain the Company's largest stockholder in either case.
              If all outstanding warrants and options were exercised, the Company would receive $9,072,540 upon exercise.
The board currently anticipates that it would use some of the proceeds from any such exercise to attempt to purchase contract rights from parties to the Commercialization Agreement. Other uses will necessarily depend upon the activities of the Company at the time of any such exercise. The shares authorized may be issued upon exercise of the warrants or options, the conversion of convertible securities or in other transactions without further vote of the stockholders.
              In addition to permitting the issuance of common stock underlying currently exercisable warrants and options and convertible preferred stock as described above, the board of directors believes that it would be desirable to increase the authorized number of shares of common stock in order to have shares available for future issuance for acquisitions of properties or businesses and for other corporate purposes. The Company has no current plans for the issuance of shares for the acquisition of properties or businesses. In addition, the board believes that it would be desirable to have shares available for sale through public offerings, private placements, issuance in connection with employee benefit plans and other purposes. Such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts, as the board of directors in its discretion may determine without further action by the stockholders, subject to compliance with applicable law and regulations.
              Newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share. Although the authorization would not, in itself, have any effect on the rights of existing stockholders, issuance of additional shares of common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights and earnings per share. The stockholders have no preemptive rights to purchase additional shares of common stock that may be issued and sold.
              While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the board does not intend or view the increase in authorized common stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.
              Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to the increase in authorized capital, and the Company will not independently provide stockholders with such right.
              The text of the proposed amendment is set forth as Exhibit C.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE
OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL.
                   ____________________________

             APPROVAL OF AMENDMENT TO CERTIFICATE OF
          INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

                       (Proposal No. 3)

Background
              We have been a public company since 1977 and currently have approximately 81,217,541 shares outstanding. Our stock does not currently meet the requirements for listing on NASDAQ because of our low stock price. In order to reduce the number of shares of the Company's common stock outstanding and thereby attempt to raise the per share price of the Company's common stock, the board of directors believes that it is in the best interests of stockholders for the board of directors to obtain the authority to implement a reverse stock split.
              The board of directors believes that it is in the interest of our stockholders and the Company for the board to have the authority to effect the reverse stock split in order for the Company's share price to attain a price more typical of share prices of other small cap public companies. The board of directors believes that a higher share price of the Company's common stock may meet investing guidelines for certain institutional investors and investment funds that are currently unable to invest in the Company. The board of directors also believes that our stockholders will benefit from relatively lower trading costs for a higher priced stock. The combination of lower transaction costs and increased interest from institutional investors and investment funds could ultimately improve the trading liquidity of our common stock. Furthermore, the board of directors believes the Company will benefit from reduced costs associated with stockholder communications.
              If the proposal is approved by stockholders, and the board of directors determines to implement the reverse stock split, the board may effect a reverse stock split based on either a one-for-ten or a one-for-five ratio. The Company would communicate to the public, prior to the effective date of the reverse split, information regarding the reverse split ratio selected, along with other relevant information. If the board of directors does not implement the reverse stock split prior to December 31, 2004, the authority granted in this proposal to implement the reverse stock split will terminate. The board of directors reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.
Risk Factors Associated with the Reverse Stock Split
               There can be no assurance that the total market capitalization of the common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the common stock following the reverse stock split will increase in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split.
              There can be no assurance that the market price per share of the common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split. For example, based on the closing price of the common stock on the OTC Bulletin Board on March 5, 2004 of $1.04 per share, if the board of directors decided to implement the one-for-ten reverse stock split or the one-for-five stock split, there can be no assurance that the post-split market price of the common stock would be $10.40 per share or $5.20 per share, respectively, or greater.
              Accordingly, the total market capitalization of the common stock (the aggregate value of all the Company's common stock at the then market price) after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split. Moreover, in the future, the market price of the common stock following the reverse stock split may not exceed the market price prior to the proposed reverse stock split.
               If the reverse stock split is effected, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the common stock may not improve.
              While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the common stock may not necessarily improve.
               A decline in the market price of the common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the common stock could be adversely affected following such a reverse stock split.
              If the reverse stock split is effected and the market price of the common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the common stock will, however, also be based on the Company's performance and other factors, which are unrelated to the number of shares of common stock outstanding.
Impact of the Proposed Reverse Stock Split if Implemented
              If approved and effected, the reverse stock split will be realized simultaneously for all common stock and the ratio will be the same for all common stock. The reverse stock split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the reverse stock split would result in any stockholders receiving cash in lieu of fractional shares. As described below, stockholders otherwise entitled to fractional shares as a result of the reverse stock split will receive cash payments in lieu of such fractional shares. These cash payments will reduce the number of post reverse stock split stockholders to the extent there are presently stockholders who would otherwise receive less than one share of common stock after the reverse stock split. In addition, the reverse stock split will not affect any stockholder's percentage ownership or proportionate voting power (subject to the treatment of fractional shares).

              The principal effect of the reverse stock split will be that:

*	the number of shares of common stock issued and outstanding
will be reduced. For example, if all options and warrants were exercised and all convertible securities converted, the approximately 147,000,000 issued and outstanding shares will be reduced to 14,700,000 shares if a one-for-ten ratio were selected, and 29,400,000 shares if a one-for-five ratio were selected;

*	the number of shares that may be issued upon the exercise of conversion rights by holders of securities convertible into common stock will be reduced proportionately;

*	proportionate adjustments will be made to the per-share
exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants, which will result in approximately the same aggregate price being required to be paid upon exercise of such options and warrants as was required immediately preceding the reverse stock split; and

*	the number of shares reserved for issuance under the Company's existing stock option plan, or under the 2004 Equity Incentive
Plan, if approved by stockholders, will be reduced proportionately.

              In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.
Effect on Fractional Stockholders
              No fractional post-reverse stock split shares will be issued in connection with the reverse stock split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective date at the then prevailing prices on the open market, on behalf of those holders who would otherwise be entitled to receive a fractional share.
The transfer agent will conduct the sale in an orderly fashion at a reasonable pace in order to sell all of the fractional shares of common stock and not to significantly depress the market price for the common stock. After completing the sale, holders entitled to a fractional share will receive a cash payment from the transfer agent in an amount equal to their pro rata share of the total net proceeds of that sale. No transaction costs will be assessed on this sale. However, the proceeds will be subject to federal income tax. Such holders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date they receive their payment for the cashed-out shares. The payment amount will be paid in the form of a check in accordance with the procedures outlined below.
              After the reverse stock split, such holders will have no further interest in the Company with respect to their cashed-out shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except the right to receive payment as described above.
              If you do not hold sufficient shares to receive at least one share in the reverse stock split and you want to continue to hold common stock after the reverse stock split, you may do so by taking either of the following actions far enough in advance so that it is completed by the effective date:

(1) purchase a sufficient number of shares of common stock so that you hold at least an amount of shares of common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis; or

(2) if you have common stock in more than one account, consolidate your accounts so that you hold at least a number of shares of common stock in one account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis. Shares held in registered form (that is, shares held by you in your own name in the Company's stock records maintained by our transfer agent) and shares held in "street name" (that is, shares held by you through a bank, broker or other nominee), will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

              You should be aware that, under the escheat laws of the various jurisdictions where you reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.
Effect on Employees and Directors
              The number of shares reserved for issuance under stock option plans will be reduced proportionately based on the reverse stock split ratio, and the number of shares issuable upon the exercise of options and the exercise price for such options will be adjusted based on such reverse stock split ratio.

Effect on Registered and Beneficial Stockholders

              Upon a reverse stock split, stockholders holding common stock in "street name," through a bank, broker or other nominee, will be treated in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Owners of our Convertible Stock

              If you are a holder of our Series A-1, Series D or Series D-1 Convertible Preferred Stock, the number of shares of common stock into which each convertible security may be converted will be adjusted proportionately based on the reverse stock split ratio.

Effect on Registered "Book-entry" Stockholders

              Registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

*	If you hold registered shares in a book-entry form, you do not need to take any action to receive your post reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

*	If you are entitled to a payment in lieu of any fractional
share interest, a check will be mailed to you at your registered address as soon as practicable after the sale of aggregate fractional interests by the transfer agent. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment. This cash payment is subject to applicable federal and state income tax and state abandoned property laws. You will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment.

Effect on Registered Certificated Shares

*	If any shares are held in certificate form, you will receive a transmittal letter from our transfer agent after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender a certificate representing pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate, you will be issued the appropriate number of shares electronically in book-entry form under the direct registration system.

*	No new shares in book-entry form will be issued until you
surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

*	If you are entitled to a payment in lieu of any fractional
share interest, payment will be made as described above under "Effect on Fractional Stockholders."

              At any time after receipt of your direct registration system statement, you may request a stock certificate representing your ownership interest.

              STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK
CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL
REQUESTED TO DO SO.

Authorized Shares

              The reverse stock split would affect all issued and outstanding shares of common stock and outstanding rights to acquire common stock. Concurrent with the proposal to authorize the board to implement a reverse stock split, the Company is proposing that stockholders authorize the board of directors to implement a decrease in the authorized shares of common stock. Such authority would be contingent upon stockholder approval of the reverse stock split, and would likely be adopted to reduce the authorized capital proportionately. See "APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO DECREASE AUTHORIZED CAPITAL (Proposal 4)." If the proposal to authorize the board of directors to reduce the authorized capital were adopted, but the board elected not to implement such proposal, there would be a significant number of authorized shares of common stock available for issuance following the reverse stock split. We will continue to have 25,000,000 authorized shares of preferred stock, 15,012,486 of which are unissued at this time.
Authorized but unissued shares will be available for issuance, and we may issue such shares in the future.

Accounting Matters

              The reverse stock split will not affect the par value of the common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock on the Company's balance sheet will be reduced proportionately based on the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net loss and net book value of the common stock will be restated because there will be fewer shares of common stock outstanding.

Procedure for Effecting Reverse Stock Split

              If the stockholders approve the proposal to authorize the reverse stock split and the board of directors decides to implement the reverse stock split, the Company will file a Certificate of Amendment with the Secretary of State of the State of Delaware to amend our existing Certificate of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Exhibit D to this proxy statement. The text of the Certificate of Amendment is subject to modification to reflect the reverse split ratio selected and to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the board of directors deems necessary and advisable to effect the reverse stock split.

No Appraisal Rights

              Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.
Federal Income Tax Consequences of the Reverse Stock Split
              The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only.
Further, it does not address any state, local or foreign income or other tax consequences. It does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term "United States holder" means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.
              Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor.
In general, stockholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder's holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. The receipt of cash instead of a fractional share of common stock by a United States holder of common stock will result in a taxable gain or loss to such holder for federal income tax purposes based upon the difference between the amount of cash received by such holder and the adjusted tax basis in the fractional shares as set forth above. The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder's holding period is greater than one year as of the effective date.
              Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH
HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL
TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE
OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT EITHER A
ONE-FOR-FIVE OR ONE-FOR-TEN RATIO.
                     ____________________________

              APPROVAL OF AMENDMENT TO CERTIFICATE OF
             INCORPORATION TO REDUCE AUTHORIZED CAPITAL

                         (Proposal No. 4)

              On February 13, 2004, the board of directors approved, and recommended to the stockholders for adoption, a proposal that would grant to the Company's board of directors the authority to implement a reverse stock split. The reverse stock split would have the effect of decreasing the number of issued and outstanding common shares but would not impact the number of authorized shares of common stock, which would remain
225,000,000 (if the increase in authorized capital is approved by the stockholders).
              The board of directors believes that it is in the best interest of our stockholders and the Company for the board to have the authority to reduce the number of authorized shares if and when the board implements the reverse stock split described above. The Company's capital needs following the reverse stock split would likely not require the large number of authorized shares that would remain after the reverse stock split and, since certain franchise and other fees are based on authorized capital, the Company could reduce costs if the authorized capital were reduced. In addition, having a large number of authorized but unissued shares may be viewed by markets negatively in that it provides the board of directors with the ability to issue a significant number of shares without seeking stockholder approval (except as required by applicable stock exchanges).
              Accordingly, the Company proposes that the board of directors have the authority to amend the Company's certificate of incorporation to decrease the number of authorized shares of common stock to some lower number of authorized shares, as determined in the sole discretion of the board, provided that such authorization may only be exercised upon or after the occurrence of the reverse stock split. If the board of directors does not implement the reverse stock split prior to December 31, 2004, its authority to decrease the authorized share capital will terminate. The board of directors reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.
The board's authority to implement this proposal is contingent on its determination to implement the reverse stock split.
However, if the board of directors determines to implement the reverse stock split, it may nonetheless determine not to reduce the authorized capital as described in this proposal.
              Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to the decrease in authorized capital, and the Company will not independently provide stockholders with such right.
              The text of the proposed amendment is set forth on Exhibit E.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO
AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE
AUTHORIZED CAPITAL UPON OR AFTER THE REVERSE STOCK SPLIT.
                     ____________________________

             APPROVAL OF 2004 EQUITY INCENTIVE PLAN

                       (Proposal No. 5)

              The board of directors has approved the 2004 Incentive Plan (the "2004 Plan") and directed that it be submitted to the stockholders for approval. The purpose of the 2004 Plan is to provide long-term incentives to the Company's officers, directors, employees and consultants and to advance the interests of the Company through the attraction, retention and motivation of qualified officers, directors, employees and consultants. Sixteen million (16,000,000) shares of common stock will be reserved for issuance under the 2004 Plan if Proposal 2 increasing the authorized capital is approved by stockholders. Under the 2004 Plan, the Company may grant to officers, directors, employees and consultants awards of restricted stock, stock options and performance awards or any combination thereof, but no participant may be granted awards in any 12-month period with respect to more than 3,000,000 shares. There are currently three officers, one employee, three non-officer directors and no consultants. Awards will be at the discretion of the Compensation Committee. No benefits or particular allocations under the 2004 Plan are determinable with respect to the Company's officers, directors or employees. The complete text of the 2004 Plan is attached hereto as Exhibit F.
              The 2004 Plan is administered by the board of directors or the Compensation Committee (the "Compensation Committee") of the board of directors. Subject to the terms of the 2004 Plan, the Compensation Committee determines the persons to whom awards are granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to the Company upon exercise of options, and the terms of any option
(which cannot exceed ten years). The Compensation Committee may delegate to officers the power to make these determinations, except with respect to grants to executive officers and directors.
              Under the 2004 Plan, the Company may grant both incentive stock options ("incentive stock options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which are not qualified as incentive stock option ("non-statutory stock options").
Incentive stock options may be granted only to persons who are employees of the Company, while non-statutory stock options may also be granted to persons who are directors or consultants to the Company. No more than 15,000,000 shares are available for the grant of incentive stock options.
              Incentive stock options may not be granted at an exercise price of less than the fair market value of the common stock on the date of grant. The exercise price of non-statutory stock options may be less than the fair market value of the common stock on the date of grant. At March 5, 2004, the average price of the Company's common stock on the OTC Bulletin Board was $1.04. The exercise price of incentive stock options granted to holders of more than 10% of the common stock must be at least 110% of the fair market value of the common stock on the date of grant, and the term of these options cannot exceed five years. Incentive stock options granted pursuant to the 2004 Plan may not be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of the death, disability, or retirement of the option holders, the option may be exercised by the holder (or his estate, as the case may be), for a period of up to one year after the date of death, disability or retirement. The exercise price may be paid in cash, in shares of common stock (valued at fair market value at the date of exercise), by delivery of a notice of exercise, accompanied by instructions to a broker to deliver proceeds of sale of stock, or of a loan from the broker, sufficient to pay the exercise price, or by a combination of such means of payment, as may be determined by the Compensation Committee. The Company may guarantee a third-party loan, or make a loan, to a participant that is not an officer or director if all or part of the exercise price of such loan is secured by the stock underlying the option and the loan bears a market interest rate. The Compensation Committee is authorized to reprice outstanding options, and to change vesting schedules and exercise periods in its discretion.
              Under the performance award component of the 2004 Plan, participants may be granted an award denominated in shares of common stock or in dollars. Achievement of the performance targets, or multiple performance targets established by the Compensation Committee relating to corporate, group, unit or individual performance based upon standards set by the Compensation Committee shall entitle the participant to payment at the full amount specified with respect to the award, subject to adjustment at the discretion of the Compensation Committee in the event of performance exceeding the minimum performance target, but below the maximum performance target applicable to such award. Payment may be made in cash, common stock or any combination thereof, as determined by the Compensation
Committee, and shall be adjusted in the event the participant ceases to be an employee of the Company before the end of a performance cycle by reason of death, disability or retirement.
              Under the stock component of the 2004 Plan, the Compensation Committee may, in selected cases, grant to a plan participant a given number of shares of restricted stock or unrestricted stock. Restricted stock under the 2004 Plan is common stock restricted as to sale pending fulfillment of such vesting schedule and employment requirements as the Compensation Committee shall determine. Prior to the lifting of the restrictions, the participant will nevertheless be entitled to receive distributions in liquidation and dividends on, and to vote the shares of, the restricted stock. The 2004 Plan provides for forfeiture of restricted stock for breach of conditions of grant.
              The 2004 Plan also implements a formula stock plan for non-employee directors. Under the formula plan, each non-employee director will receive a non-statutory option to purchase 50,000 shares of common stock upon election to the board, and an option to purchase 25,000 shares of common stock on each anniversary of election to the board. Anniversary options will be exercisable one year from grant, and initial option grants will vest in equal annual increments over a two-year period. All options will have an exercise price equal to the fair market value at date of grant, and will expire ten years from the date of grant.
              The 2004 Plan provides that the total number of option shares covered by such 2004 Plan, the number of shares covered by each option and the exercise price per share may be proportionately adjusted by the Compensation Committee in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by the Company. Upon a merger or sale of substantially all assets of the Company, the Compensation
Committee will have the power and discretion to prescribe the terms for exercise or modification of outstanding awards under the 2004 Plan. In addition, upon a change of control, the Compensation Committee is authorized to make adjustments in outstanding stock options and awards, including acceleration of exercise dates and vesting schedules, granting cash bonuses to option holders equal to the exercise price, making cash payments to holders equal to the difference between the fair market value and the exercise price of options, and elimination of restrictions on vesting of restricted stock or performance shares.
              The following table sets forth information as of August 31, 2003, with respect to the Existing Plan:

                                                 Number of securities
		                                 remaining available
                                                 for future issuance
                Number of      Weighted-average  under equity
                securities to  exercise price of compensation plans
                be issued upon outstanding       (excluding
                exercise of    optins             securities
                Outstanding    warrants and       reflected in
                options,       rights             column (a))
                warrants and
                rights
                  (a)            (b)                 (c)


Equity
compensation
plans approved
by security
holders          23,000,000      $.18                 0

Equity
compensation
plans not
approved by
security holders  3,000,000      $.18

Total            26,000,000      $.18                 0

              In April of 2001, the board granted Mr. Harding options pursuant to employment arrangements outside the Existing Plan to purchase 3,000,000 shares of common stock at an exercise price of $.18 per share, of which 2,250,000 vested immediately and 250,000 shares vest on each annual anniversary date of the grant over the following three years. Such options expire in August 2007.
              The Compensation Committee may amend or discontinue the 2004 Plan at any time, provided that no such amendment may become effective without approval of the stockholders if stockholder approval is necessary to satisfy statutory or regulatory requirements or if the Compensation Committee, on advice of counsel, determines that stockholder approval is otherwise necessary or desirable, in particular, if the amendment will increase the cost of the 2004 Plan to the Company. No amendment or discontinuance shall adversely affect the rights and obligations with respect to outstanding awards under the 2004 Plan without the consent of award holders.

Federal Income Tax Consequences

              A participant who is granted an incentive stock option recognizes no taxable income upon grant. Generally, no taxable income is recognized upon exercise of an incentive stock option unless the alternative minimum tax applies (see below).
However, a participant who exercises an incentive stock option recognizes taxable gain or loss when he sells his shares. Such gain or loss is taxed as capital gain or loss if the stock is sold at least one year after the option was exercised and at least two years after the option was granted. In this event, the Company receives no deduction. If the optionee disposes of the incentive stock option shares before the required holding periods have elapsed (a "disqualifying disposition"), he recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise (or potentially up to six months thereafter if the optionee is subject to Section 16(b) of the Securities
Exchange Act of 1934 (the "Act") as a director, officer or greater than 10% shareholder) and the option price, but, in the case of a disposition in which a loss (if sustained) would be recognized, not exceeding the net gain upon such disposition.
The Company generally receives a corresponding deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the optionee. Long-term capital gain is taxed at a more favorable rate than ordinary income, but the deduction of capital losses is subject to limitation.
              Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax ("AMT").
The AMT is payable only if and to the extent that it exceeds the taxpayer's regular tax liability, and AMT paid generally may be credited against subsequent regular tax liability. For purposes of the AMT, an incentive stock option is treated as if it were a non-statutory option (see below). Thus, the difference between fair market value on the date of exercise (or potentially up to six months thereafter if the optionee is subject to
Section 16(b) of the Act) and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes. However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year as the options are exercised.
              The tax treatment of non-statutory options differs significantly from the tax treatment of incentive stock options.
No taxable income is recognized when a non-statutory option is granted, but upon the exercise of such option, the difference between the market value of the stock on the date of exercise and the option price is taxable as ordinary income in the year the option is exercised, and generally is deductible by the Company. If the optionee is subject to Section 16(b) of the Act, the date for measuring taxable income potentially may be deferred for up to six months (unless the employee makes an election under Section 83(b) of the Internal Revenue Code within 30 days after the exercise date).
              The Company may withhold any taxes required to be withheld in connection with the grant or exercise of any option, including, but not limited to withholding of any portion of any payment or withholding from other compensation payable to the participant, unless the participant reimburses the Company for such amount.
              Approval of the Plan will require the affirmative vote of a majority of the shares of common stock of the Company represented in person or by proxy at the Meeting.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE 2004 INCENTIVE PLAN.
                   ____________________________

        APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

                       (Proposal No. 6)

              Action is to be taken by the stockholders at the Meeting with respect to the ratification and approval of the selection by the Company's board of directors of KPMG LLP to be the independent auditors of the Company for the fiscal year ending August 31, 2004. KPMG LLP does not have and has not had at any time any direct or indirect financial interest in the Company and does not have and has not had at any time any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither the Company, nor any officer, director or associate of the Company has any interest in KPMG LLP.
              A representative of KPMG LLP will be present at the Meeting and will have the opportunity to make a statement if
(s)he so desires and will be available to respond to appropriate questions.
Audit Fees
              The following table summarizes fees billed to the Company by KPMG LLP during the fiscal years ended August 31, 2003 and 2002 for (i) audit of financial statements and review of securities filings; (ii) services reasonably related to performance or review of financial statements, (iii) tax compliance, tax advice and tax planning, and (iv) other products and services:


                            2003            2002
Audit Fees	          $24,000         $18,000
Audit-related fees	        0               0
Tax fees	                0               0
Other fees	                0               0

              Commencing in 2004, the Audit Committee implemented the policies for review and approval of all services to be provided by KPMG LLP before the firm is retained for such services, which policies are included in the Audit Committee
Charter set forth in Exhibit A.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE SELECTION OF KMPG LLP AS INDEPENDENT AUDITORS.

                 ACTION TO BE TAKEN UNDER THE PROXY

              The accompanying Proxy will be voted "FOR" approval of proposals 1 through 6 unless the Proxy is marked in such a manner as to withhold authority to so vote. The accompanying
Proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. Management knows of no other matters, other than the matters set forth above, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will vote such Proxy in accordance with their best judgment on any such matter. The persons named in the accompanying Proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.
DATE OF RECEIPT OF STOCKHOLDER PROPOSALS
              Stockholder proposals for inclusion in the Proxy Statement for the 2005 Annual Meeting of Stockholders must be received at the principal executive offices of the Company on or before September 30, 2004. The Company is not required to include proposals received after September 30, 2004 in its proxy materials for the 2005 Annual Meeting of Stockholders.
INCORPORATION BY REFERENCE
              Stockholders should review the financial statements included with the Form 10-KSB for the year ended August 31, 2003 and the Form 10-QSB for the quarter ended November 30, 2003, each of which are provided herewith and incorporated by reference in the proxy statement.



                       EXHIBIT A
                AUDIT COMMITTEE CHARTER

                 PURE CYCLE CORPORATION
             CHARTER OF THE AUDIT COMMITTEE
                OF THE BOARD OF DIRECTORS

                Adopted February 13, 2004
                       * * * * *

PURPOSE
       The audit committee (the "Committee") is appointed by the board of directors (the "Board") of Pure Cycle Corporation (the "Company"). This audit committee charter specifies the composition, scope of authority and responsibility of the Committee. The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through overseeing management's conduct of the Company's accounting and financial reporting process and systems of internal accounting and financial controls; selecting, retaining and monitoring the independence and performance of the Company's outside auditors, including overseeing the audits of the Company's financial statements and approving any non-audit services; and providing an avenue of communication among the outside auditors, management and the Board.

COMPOSITION

       The Committee shall have at least three (3) members at all times, each of whom:

(1)  Is an independent director, as defined in the Rule
     4200(a)(15) of the NASDAQ listing standards, as amended;

(2) Satisfies the independence requirements set forth in Rule 10A-3 promulgated under the Securities Exchange
     Act of 1934, as amended;

(3) Did not participate in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

(4) Is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

       In addition, at least one member of the Committee shall be a "financial expert" as defined by, and meet the financial sophistication standards under, applicable law and listing standards.
       Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

MEETINGS

       The Board shall name a chairperson of the Committee, who shall prepare and/or approve the agenda for each meeting and shall preside over meetings of the Committee. In the absence of the chairperson, the Committee shall select a chairperson for that meeting. A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members present at a meeting where a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent of its members. The Committee shall maintain minutes or other records of meetings and activities of the Committee. The Committee shall meet as frequently as circumstances dictate, but no less than once annually; provided that, the chairperson shall meet with the Company's outside auditors at least quarterly, and the chairperson shall call a meeting of the full Committee if the results of the chairpersons' meeting with the auditors dictate.
       The Committee shall, through its chairperson, report to the Board following the meetings of the Committee, addressing such matters as the quality of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the outside auditors, the performance of the internal audit function and other matters related to the Committee's functions and responsibilities.
       The Committee shall at least annually meet separately with each of the Company's management, the Company's chief financial officer and the Company's outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

RESPONSIBILITIES, DUTIES AND POWERS

       The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.
       The Committee's specific responsibilities and powers are as set forth below:

       	General Duties And Responsibilities

* Periodically review with management and the outside auditors the applicable law and listing rules (the
   "Listing Rules") relating to the qualifications, activities, responsibilities and duties of audit committees and compliance therewith, and also take, or recommend that the Board take, appropriate action to comply with such law and rules.

* Review and evaluate, at least annually, the adequacy of this charter and make recommendations for changes to the Board.

* Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

* Retain, at the Company's expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

* Prepare annual reports of the Committee for inclusion in the proxy statement for the Company's annual meeting.

* Investigate any matter brought to its attention related to financial, accounting and audit matters and have full access to all books, records, facilities and personnel of the Company.

* Undertake such additional responsibilities as from time to time may be delegated to it by the Board, required by the Company's articles or bylaws or required by law or Listing Rules.

       Related Party Transactions

* Review any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship.
   For these purposes, a "related party transaction" includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K or Regulation S-B (as applicable).

     Pre-Approval of Audit and Non-Audit Services

* Pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder.
   Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full
   Committee at its next scheduled meeting.  The
   Committee shall not approve an engagement of outside auditors to render non-audit services that are prohibited by law or the Listing Rules

       Auditor Independence

* Be directly responsible for the appointment, compensation, retention, termination, and oversight of the work of any outside auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Committee.

* Be vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act.

* Obtain from the outside auditors assurance that they have complied with Section 10A of the Exchange Act, as amended, and the rules promulgated thereunder.

* Review with the outside auditors, at least annually, the auditors' internal quality control procedures and any material issues raised by the most recent internal quality peer review of the outside auditors.

       Internal Control

* Review annually the adequacy and quality of the Company's financial and accounting staffing, the need for and scope of internal audit reviews, and the plan, budget and the designations of responsibilities for any internal audit.

* Review the performance and material findings of internal audit reviews.

* Review annually with the outside auditors any significant matters regarding the Company's internal controls and procedures over financial reporting that have come to their attention during the conduct of their annual audit, and review whether internal control recommendations made by the auditors have been implemented by management.

* Review annually management's report on internal controls and the auditor's attestation regarding management's assessment of internal controls, when and as required by Section 404 of the Sarbanes-Oxley Act.

* Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all supervisory and accounting employees understand their roles and responsibilities with respect to internal controls.

       Annual And Interim Financial Statements

* Review, evaluate and discuss with the outside auditors and management the Company's audited annual financial statements and other information that is to be included in the Company's annual report on Form 10-KSB or Form 10-K (as applicable to the Company), including the disclosures under "Management's Discussion and Analysis", and the results of the outside auditors' audit of the Company's annual financial statement, including the accompanying footnotes and the outside auditors' opinion, and determine whether to recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB or Form 10-K (as applicable to the Company) for filing with the SEC.

* Review, evaluate and discuss the nature and extent of any significant changes in accounting principles or in the application of accounting principles.

* Require the outside auditors to review the Company's interim financial statements, and review and discuss with the outside auditors and management the Company's interim financial statements and other information to be included in the Company's quarterly reports on Form
   10-QSB or Form 10-Q (as applicable to the Company), including the disclosures under "Management's
   Discussion and Analysis", prior to filing such reports with the SEC.

* Review and discuss with the Company's management and outside auditors significant accounting and reporting principles, practices and procedures applied in preparing the financial statements and any major changes to the Company's accounting or reporting principles, practices or procedures, including those required or proposed by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors.

* Review and discuss all critical accounting policies identified to the Committee by management and the outside auditors.

* Review significant accounting and reporting issues, including recent regulatory announcements and rule changes and understand their impact on the financial statements.

* Discuss alternative treatments of financial information under generally accepted accounting principles, the ramifications of each treatment and the method preferred by the Company's outside auditors.

* Review the results of any material difficulties, differences or disputes with management encountered by the outside auditors during the course of the audit or reviews and be responsible for overseeing the resolution of such difficulties, differences and disputes.

* Review the matters required to be discussed by Statement on Auditing Standards No. 61, as amended
   (Communications with Audit Committees), relating to the conduct of the audit.

* Receive from the outside auditors, review and discuss a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards
   Board, Standard No. 1, regarding relationships and services which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively discuss any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

* Review the scope, plan and procedures to be used on the annual audit and receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan or procedures.

       Earnings Press Releases

* Review and discuss with management and the outside auditors prior to release all earnings press releases of the Company, as well as financial information and earnings guidance, if any, provided by the Company to analysts and rating agencies.

       Compliance With Law And Regulations

* Meet at least annually with management to review compliance with laws and regulations (including insider reporting) in all operating jurisdictions, the effectiveness of the Company's systems for monitoring compliance with laws and regulations and the results of the investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting regularities.

* Periodically obtain updates from management regarding compliance matters.

   Compliance With Corporate Business Conduct Or Ethics Policies

* Review with management, the outside auditors and legal counsel, as the Committee deems appropriate, actions taken to ensure compliance with any code of ethics or conduct for the Company established by the Board.

* Review at least annually the Company's Code of Business Conduct and Ethics and any other code of ethics adopted to comply with Section 406 of the Sarbanes-Oxley Act.

* Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Company's ethics and conduct codes.






                      EXHIBIT B

                   CODE OF ETHICS

                PURE CYCLE CORPORATION

          CODE OF BUSINESS CONDUCT AND ETHICS

             Adopted February 13, 2004

                     * * * * *

     Pure Cycle Corporation (the "Company") is adopting this Code of Business Conduct and Ethics (the "Code") to formalize the Company's continuing expectations regarding ethical conduct.
This Code applies to the directors, officers and employees of the Company and each of its subsidiaries.

     This Code is intended to satisfy the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 regarding the adoption of a code of ethics for senior officers and the Nasdaq Stock Market listing standards regarding the adoption of a code of conduct for directors, officers and employees.

Honest and Ethical Conduct

     The Company is committed to conducting its business in accordance with the highest ethical principles. Each director, officer and employee is expected to conduct his or her affairs with uncompromising honesty and integrity. Specifically, each director, officer and employee must:

(i) Adhere to a high standard of honesty and integrity and not seek competitive advantage through unlawful or unethical business practices.

(ii) Become familiar with, and conduct the Company's business in compliance with, applicable governmental laws, rules, and regulations.

(iii)  Treat all customers and suppliers honestly.

(iv) Promote equal opportunity for all employees while providing a work environment free of any form of discrimination.

(v) Safeguard and properly use the Company's proprietary information assets and other resources.

(vi) Maintain confidentiality of nonpublic information and not act on such information for personal gain.

(vii) Maintain the skills necessary and relevant to serve the Company's needs.

(viii) Achieve responsible use of and control over all assets and resources employed by or entrusted to each such person.

(ix)   Promptly report to the Audit Committee any violation of this Code.

                  Conflicts of Interest

	Each director, officer and employee has an obligation to act in the best interests of the Company and is expected to avoid engaging in activities that create an actual or apparent conflict between their personal interests and the interests of the Company. A conflict of interest may arise when a director, officer or employee takes an action or has a personal interest that may adversely influence his or her objectivity or the exercise of sound, ethical business judgment. The following situations are examples of conflict of interest situations:

(a) Owning or holding a substantial financial interest in a company which has material business dealings with the Company or which engages in any significant field of activity engaged in by the Company.

(b) Acting as a director or officer for any business enterprise with which the Company has a competitive or significant business relationship, unless so requested or approved by the Company.

(c) Accepting gifts, payments, or services of significant value from those seeking to do business with the Company.

(d) Knowingly competing with the Company in the purchase or sale of property or diverting from the Company a business opportunity in which the Company has or is likely to have an interest.

(e) Placing of Company business with a firm owned or controlled by a Company employee, officer or director without the prior specific approval of the Board.

        It is the Company's policy that actual or apparent conflicts of interest are to be avoided if possible and must be fully disclosed to the full board of directors. Any material transaction or relationship involving a potential conflict of interest must be approved in advance by the board. In addition, all related party transactions of the Company must be reviewed and approved by the Audit Committee.
Disclosure

	The Company's public filings, including its filings with the SEC, must be full, fair, accurate, timely, and understandable. Depending on his or her position with the Company, any director, officer or employee may be called upon from time to time to provide information necessary to achieve this objective. The Company expects each director, officer and employee to take this responsibility very seriously and to provide full, fair, and accurate information upon request in a timely and understandable manner.

	Each director, officer and employee must promptly bring to the attention of the Company's Audit Committee any material information of which that individual has become aware that affects the disclosures made by the Company in its public filings or otherwise, and to otherwise assist the Audit
Committee in fulfilling its responsibilities.

	In addition, each director, officer and employee must promptly bring to the attention of the Audit Committee any information that the individual may have concerning (a) deficiencies in the design or operation of the Company's internal controls which could materially affect the Company's ability to record, process, summarize, and report financial data or (b) any fraud, whether or not material, that involves any officer, or that involves an employee who has a significant role in the Company's financial reporting, disclosures, or internal controls.

                 Compliance with Laws

        The Company has always required that all of its employees conduct the Company's operations in accordance with all applicable governmental laws, rules and regulations. Each director, officer and employee has the obligation to understand those laws, rules and regulations that apply to them in the performance of their jobs and to take such steps as are necessary to ensure that the Company's operations with which they are involved are conducted in conformity with those laws. The failure of a director, officer or employee to strictly adhere to the letter and the spirit of the law could result in both personal and corporate criminal liability.

              Reporting and Accountability

	Each director, officer and employee is personally accountable for his or her adherence to is Code. Any violation of the Code must be promptly reported to the Audit Committee. The chairman of the Audit Committee may be reached as follows:

Harrison H. Augur
P.O. Box 4389
Aspen, Colorado  81611
Phone:  (970) 925-2926
email:  oteea@aol.com

	Upon receiving a report alleging a violation of the Code, the Audit Committee, or its designee, shall investigate the alleged violation of this Code. In the event the Audit
Committee determines that a violation has occurred, the Audit Committee shall make a recommendation to the board of directors of the action to be taken. The board of directors shall make the final determination of the action to be taken, provided that any board member alleged of violating this Code shall not be entitled to vote on such action. Such action may include, if appropriate, termination of employment and reporting of violations to applicable government authorities.

                          Waiver

	Any waiver of this Code for executive officer or directors may be made only by the board of directors. Such waivers must be disclosed to stockholders to the extent required by applicable law.






                         EXHIBIT C
                    PROPOSED AMENDMENT
                           of
               CERTIFICATE OF INCORPORATION
                           of
                  PURE CYCLE CORPORATION

The Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on April 1, 1976, as amended, is hereby amended by deleting Section 1 of
Article IV thereof in its entirety and substituting the following in lieu thereof:

Section 1. Authorized Shares. The number of shares of capital stock of all classes which the Corporation shall have authority to issue is two hundred fifty million (250,000,000) shares, of which two hundred twenty-five million (225,000,000) shares shall be of a class designated as "common stock," with a par value of one-third of one cent ($.00333) per share, and twenty-five million (25,000,000) shares shall be of a class designated as "Preferred Stock," with a par value of one-tenth of one cent ($.001) per share.



                    EXHIBIT D
                PROPOSED AMENDMENT
                      of
          CERTIFICATE OF INCORPORATION
                      of
             PURE CYCLE CORPORATION

	Pure Cycle Corporation, a Delaware corporation (the
"Corporation"), does hereby certify that:

	FIRST: This Certificate of Amendment amends the provisions of the Corporation's Certificate of Incorporation (the
"Certificate of Incorporation").

	SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective at [time], on [date].

	THIRD: Section 1 of Article IV of the Certificate of
Incorporation is hereby amended by deleting that section in its entirety and replacing it with the following:
Section 1. Authorized Shares. The number of shares of capital stock of all classes which the Corporation shall have authority to issue is two hundred fifty million (250,000,000) shares, of which two hundred twenty-five million (225,000,000) shares shall be of a class designated as "common stock," with a par value of one-third of one cent ($.00333) per share, and twenty-five million (25,000,000) shares shall be of a class designated as "Preferred Stock," with a par value of one-tenth of one cent ($.001) per share.
Effective at [time], on [date] (the "Effective Time"), each [5 or 10] shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall be automatically reclassified as and combined into (the "Reclassification"), without any further action, one (1) fully-paid and nonassessable share of the same class of Common Stock of the Corporation, par value one-third of one cent ($.00333) (the "New Common
Stock"), provided that no fractional shares shall be issued to any holder of less than [5 or 10] shares of Common stock immediately before the Effective Time, and that instead of issuing such fractional shares, the Corporation shall arrange for the disposition of fractional interests by those entitled thereto, by the mechanism of having (x) the transfer agent of the Corporation aggregate such fractional interests and
(y) the shares resulting from the aggregation sold and
(z) the net proceeds received from the sale be allocated and distributed among the holders of the fractional interests as their respective interests appear.





                    EXHIBIT E
                PROPOSED AMENDMENT
                       of
            CERTIFICATE OF INCORPORATION
                       of
              PURE CYCLE CORPORATION

	Pure Cycle Corporation, a Delaware corporation (the "Corporation"), does hereby certify that:
	FIRST: This Certificate of Amendment amends the provisions of the Corporation's Certificate of Incorporation (the "Certificate of Incorporation").
	SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective at [time], on [date].
	THIRD: Section 1 of Article IV of the Certificate of Incorporation is hereby amended by adding the following paragraph to end of that section:

Section 1.  Authorized Shares.
....
Notwithstanding anything to the contrary in this
Certificate of Incorporation, following the Effective
Time, the number of shares of capital stock of all
classes which the Corporation shall have authority to
issue is [    ] (    ) shares, of which [    ] (    )
shares shall be of a class designated as "common stock," with a par value of one-third of one cent
($.00333) per share, and twenty-five million
(25,000,000) shares shall be of a class designated as "Preferred Stock," with a par value of one-tenth of one cent ($.001) per share.


                  EXHIBIT F
          2004 EQUITY INCENTIVE PLAN

                  PROPOSED
                    PLAN
           PURE CYCLE CORPORATION
             2004 INCENTIVE PLAN
      (Effective as of [April 12], 2004)

                   SECTION 1
                 INTRODUCTION

        1.1	Establishment.  Pure Cycle Corporation hereby
establishes the Pure Cycle Corporation 2004 Incentive Plan (the
"Plan") for certain officers, employees, consultants, and
directors of the Company.
        1.2	Purposes.  The purposes of the Plan are to provide the
officers, employees, consultants, and directors of the Company selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of such persons is more closely aligned with the income of the Company's stockholders. The Plan is also designed to enhance the ability of the Company to attract, retain and motivate officers, employees, consultants, and directors by providing an opportunity for investment in the Company.

                 SECTION 2
                DEFINITIONS

        2.1	Definitions.  The following terms shall have the
meanings set forth below:
               (a) "Administrator" means (i) the Board, or (ii) one
or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.  Any committee under clause (ii) hereof which makes grants to "officers" of the
Company (as that term is defined in Rule 16a-1(f) promulgated under the Exchange Act) shall be composed of not less than the minimum number of persons from time to time required by Rule
16b-3, each of whom, to the extent necessary to comply with Rule
16b-3 only, shall be a Nonemployee Director.  Further, if the
Administrator consists of less than the entire Board, then to the extent necessary for any Award to qualify as "performance-
based compensation" within the meaning of Section 162(m) of the
Internal Revenue Code, each member of the Administrator will be an Outside Director.  For purposes of the preceding provisions, if one or more members of the Administrator is not a Nonemployee or not an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the Administrator, then the Administrator, with respect to the action, will be deemed to consist only of the members of the Administrator who have not recused themselves or abstained from voting.
               (b)	"Affiliated Corporation" means (i) any
corporation or other entity (including but not limited to a
partnership) that directly, or through one or more
intermediaries controls, is controlled by, or is under common control with, Pure Cycle Corporation, or (ii) any entity in
which the Company has a significant equity interest, as
determined by the Administrator.
               (c)	"Award" means a grant made under this Plan in the
form of Stock, Options, Restricted Stock, Performance Shares, or Performance Units.
               (d)	"Board" means the board of directors of the
Company.
              (e)	"Company" means Pure Cycle Corporation, a
Delaware corporation, together with its Affiliated Corporations except where the context otherwise requires.
              (f)	"Consultant" means any person, including an
advisor, engaged by the Company to render consulting or advisory services and who is compensated for such services and such
person is eligible to receive shares registered on Form S-8
under the Securities Act.  Mere service as a Director or payment of a director's fee by the Company or an Affiliated Corporation shall not be sufficient to constitute "consulting or advisory services" rendered to the Company or an Affiliated Corporation.
               (g)	"Director" means a member of the Board.
               (h)	"Effective Date" means the date on which the Plan
is initially approved by a vote of the stockholders of the
Company.
               (i)	"Employee" means any person who is a full or
part-time employee (including, without limitation, an officer or director who is also an employee) of the Company or any
Affiliated Corporation or any division thereof.  The term also includes future employees who have received a formal offer of employment.
              (j)	"Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended.
              (k)	"Executive Officer" shall mean an officer as
defined in Exchange Act Rule 16a-1(f) and any person deemed to be an "executive officer" within the scope of Section 13(k) of the Exchange Act.
               (l)	"Fair Market Value" means, as of any date, the
value of the Stock determined as follows:
                    (i)	If the Stock is listed on any established
stock exchange or a national market system, its Fair Market
Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such
exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
                    (ii)	If the Stock is regularly quoted by a
recognized securities dealer but selling prices are not
reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
                    (iii)	In the absence of an established market for
the Stock, the Fair Market Value shall be determined in good faith by the Administrator.
               (m)	"Incentive Stock Option" means any Option
designated as such and granted in accordance with the
requirements of Section 422 of the Internal Revenue Code.
               (n)	"Internal Revenue Code" means the Internal
Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.
              (o)	"Nonemployee Director" means a Director who is a
"nonemployee director" within the meaning of Rule 16b-3
promulgated under the Exchange Act.
               (p)	"Non-Statutory Option" means any Option other
than an Incentive Stock Option.
               (q)	"Option" means a right to purchase Stock at a
stated price for a specified period of time.
               (r)	"Option Price" means the price at which shares of
Stock subject to an Option may be purchased, determined in
accordance with Section 7.2(b).
              (s)	"Outside Director" means a Director who is an
"outside director" within the meaning of Internal Revenue Code
Section 162(m).
               (t)	"Participant" means an Employee or Director of,
or Consultant to, the Company designated by the Administrator from time to time during the term of the Plan to receive one or more Awards under the Plan.
               (u)	"Performance Cycle" means the period of time as
specified by the Administrator over which Performance Share or
Performance Units are to be earned.
               (v)	"Performance Shares" means an Award made pursuant
to Section 9 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the
achievement of performance targets during a Performance Cycle.
               (w)	"Performance Units" means an Award made pursuant
to Section 9 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.
               (x)	"Plan Year" means each 12-month period beginning
September 1 and ending the following August 31, except that for the first year of the Plan it shall begin on the Effective Date and extend to August 31 of that year.
               (y)	"Restricted Stock" means Stock granted under
Section 8 that is subject to restrictions imposed pursuant to such Section.
              (z)	"Service Provider" means an Employee or Director
of, or Consultant to, the Company or an Affiliated Corporation.
               (aa)	"Share" means a share of Stock.
               (bb)	"Stock" means the common stock, $.01 par value,
of the Company.
              (cc)	"Stock Option Agreement" means a written document
delivered by the Company to the recipient of an Option
specifying the terms of such Option.  Such document must
specify, at a minimum, the number of Shares subject to the
Option, the exercise price, any vesting schedule, and any terms which vary from the default provisions provided in the Plan.
Such document need not be signed by the Option recipient.
        2.2	Gender and Number.  Except when otherwise indicated by
the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural

                      SECTION 3
                 PLAN ADMINISTRATION

        3.1	Authority of Administrator.  The Plan shall be
administered by the Administrator. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to eligible Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Administrator; (vii) determine whether, to what extent, and under what circumstances to accelerate the exercisability of any Award or the end of a Performance Cycle or the termination of the restriction period for any Restricted Stock Award; (viii) correct any defect, supply any omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or agreement relating to the Plan or any Award hereunder;
(ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. To the extent necessary or appropriate, the Administrator may adopt sub-plans consistent with the Plan to conform to applicable state or foreign securities or tax laws.
        3.2	Determinations Under the Plan.  Unless otherwise
expressly provided in the Plan all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliated Corporation, any Participant, any holder or beneficiary of any Award, and any stockholder. No member of the Administrator shall be liable, in the absence of bad faith, for any act or omission with respect to his or her services as an Administrator. Service on a committee acting as the Administrator shall constitute service as a director of the Company entitling members to any indemnification of liability benefits applicable to directors with respect to their services as Administrator.
        3.3	Delegation of Certain Responsibilities.  The
Administrator may, in its sole discretion, delegate to appropriate officers of the Company the administration of the Plan under this Section 3; provided, however, that no such delegation by the Administrator shall be made (i) if such delegation would not be permitted under applicable law or
(ii) with respect to the administration of the Plan as it affects Executive Officers or Directors of the Company, and provided further that the Administrator may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Subject to the above limitations, the Administrator may delegate to the Chief Executive Officer of the Company its authority under this Section 3 to grant Awards to employees who are not Executive Officers or Directors of the Company. All authority delegated by the Administrator under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for, conditions on, or limitations to the exercise of such authority that may from time to time be established by the Administrator.

                       SECTION 4
               STOCK SUBJECT TO THE PLAN

        4.1	Number of Shares.  Subject to adjustment as provided
in Section 4.3, sixteen million (16,000,000) Shares are
initially authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Administrator may from time to time deem necessary.  Subject to adjustment as provided in
Section 4.3, no Participant may be granted Awards in any twelve-
month period with respect to more than three million (3,000,000) Shares. The Shares may be divided among the various Plan components as the Administrator shall determine, except that no more than fifteen million (15,000,000) Shares as calculated
pursuant to Section 4.2 shall be cumulatively available for the grant of Incentive Stock Options under the Plan.  Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan.  The Company shall at all times during the term of the Plan and while any Options are outstanding retain as
authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the
provisions of the Plan, or otherwise assure itself of its
ability to perform its obligations hereunder.
        4.2	Unused and Forfeited Stock.  Any Shares that are
subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the
Company pursuant to Section 16.2 shall automatically become
available for use under the Plan.  Notwithstanding the
foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to
Section 16.2 that were originally Incentive Stock Option Shares shall still be considered as having been granted for purposes of determining whether the Share limitation provided for in
Section 4.1 has been reached for purposes of Incentive Stock
Option grants.
        4.3	Adjustments for Stock Split, Stock Dividend, etc.  If
the Company shall at any time increase or decrease the number of its outstanding Shares of Stock or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in
Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the
Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of
(i) the shares of Stock as to which Awards may be granted under the Plan, and (ii) the Shares of Stock then included in each outstanding Option, Performance Share or Performance Unit granted hereunder, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.
        4.4	Dividend Payable in Stock of Another Corporation, etc.
Except as set forth in Section 4.5 below, if the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of
Stock for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards.  Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such
securities, and in all other respects shall be treated as the owner.  If securities or other property which have been set
aside by the Company in accordance with this Section are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.
        4.5	Spin-offs.  If the Company shall at any time pay or
make any dividend or other distribution upon the Stock in the nature of a spin-off, for example a dividend payable in
securities of an Affiliated Corporation, the Administrator shall in its discretion determine what changes are equitably required to outstanding Awards to effect the spin-off, including but not limited to treating Awards of Employees remaining with the
Company differently from Awards to Employees of the newly spun-
off entity, substituting Awards for Company Stock for Awards of stock in the spun-off entity, and allowing either the Company, the spun-off entity or both to hold the securities or property set aside for Award participants.
        4.6	Other Changes in Stock.  In the event there shall be
any change, other than as specified in Sections 4.3, 4.4 and
4.5, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be
changed or for which it shall have been exchanged, and if the Administrator shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an
Award, then such adjustments shall be made by the Administrator and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.
        4.7	General Adjustment Rules.  If any adjustment or
substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional
Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the shares of
Stock then subject to an Option shall remain unchanged but the
Option Price per share under each such Option shall be equitably adjusted by the Administrator to reflect the greater or lesser number of shares of Stock or other securities into which the
Stock subject to the Option may have been changed.
        4.8	Determination by Administrator.  Adjustments under
this Section 4 shall be made by the Administrator, whose determinations with regard thereto shall be final and binding upon all persons.

                        SECTION 5
              REORGANIZATION OR LIQUIDATION

       In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 11 do not apply, the Administrator, or the board of directors of any corporation assuming the obligations of the Company, shall, have the power and discretion to prescribe the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Administrator may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Administrator may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Administrator may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Administrator may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 5 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

                    SECTION 6
                  PARTICIPATION

       Participants in the Plan shall be those Employees, Directors, or Consultants who, in the judgment of the Administrator, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Administrator, receipt of one such Award shall not result in automatic receipt of any other Award, and written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto; and further provided that Incentive Stock Options shall not be granted to (i) Consultants, (ii) part-time employees,
(iii) Nonemployee Directors, or (iv) Employees of any partnership or other entity which is included within the definition of an Affiliated Corporation but whose employees are not permitted to receive Incentive Stock Options under the Internal Revenue Code. Each Participant shall enter into an agreement with the Company, in such form as the Administrator shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Administrator, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                       SECTION 7
        STOCK OPTIONS TO EMPLOYEES AND CONSULTANTS

        7.1	Grant of Options to Employees and Consultants.
Coincident with or following designation for participation in the Plan, a Participant (other than a Nonemployee Director) may be granted one or more Options.  The Administrator in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option.  The
Administrator may grant both an Incentive Stock Option and a
Non-Statutory Option to the same Participant at the same time or at different times.  Incentive Stock Options and Non-Statutory
Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be
clearly identified, and in no event shall the exercise of one
Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be
exercised.
        7.2	Option Agreements.  Each Option granted under the Plan
shall be evidenced by a Stock Option Agreement which shall be delivered by the Company to the Participant to whom the Option is granted (the "Option Holder").  Except as otherwise set forth in a Stock Option Agreement delivered to the Participant, each
Option shall be governed by the following terms and conditions, as well as such other terms and conditions not inconsistent
therewith as the Administrator may consider appropriate in each case.
               (a)	Number of Shares.  Each Stock Option Agreement
shall state that it covers a specified number of Shares, as
determined by the Administrator.  To the extent that the
aggregate Fair Market Value of Shares with respect to which
Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any year (under all plans of the Company and any Affiliated Corporation) exceeds
$100,000, such Options shall be treated as not being Incentive
Stock Options.  The foregoing shall be applied by taking Options into account in the order in which they were granted.  For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted.  In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as not being an Incentive Stock Option.
               (b)	Price.  Except for the limitations on Incentive
Stock Options set forth below, the price at which each Share covered by an Option may be purchased shall be determined in each case by the Administrator and set forth in the Stock Option
Agreement.  The Option Price for each Share covered by a Non-
Statutory Option may be granted at any price less than Fair
Market Value, in the sole discretion of the Administrator.  In no event shall the Option Price for each Share covered by an
Incentive Stock Option be less than the Fair Market Value of the
Stock on the date the Option is granted.  Further, the Option
Price for each Share covered by an Incentive Stock Option
granted to an Employee who then owns stock possessing more than
10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the
Company must be at least 110% of the Fair Market Value of the
Stock subject to the Incentive Stock Option on the date the
Option is granted.
               (c)	Duration of Options.  The Administrator shall
determine the period of time within which the Option may be
exercised by the Option Holder (the "Option Period").  The
Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the
Option Period of an Incentive Stock Option granted to an
Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the
Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such Option is granted.  Any Option Period determined by the Administrator to be shorter than the ten or five-year term set forth above, must be set forth in a Stock Option Agreement.  Each Stock
Option Agreement shall also state the periods of time, if any, as determined by the Administrator, when incremental portions of each Option shall vest.  If any Option is not exercised during its Option Period, it shall be deemed to have been forfeited and of no further force or effect.
               (d)	Termination of Service, Retirement, Death or
Disability.  Except as otherwise determined by the
Administrator, each Option shall be governed by the following terms with respect to the exercise of the Option if an Option
Holder ceases to be a Service Provider:
                    (i)	If the Option Holder ceases to be a Service
Provider within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all
purposes.  As used in this Section 7.2(d), "cause" shall mean
(A) if applicable, "cause" as defined on a written contract
between the Option Holder and the Company, or (B) in any other case, a gross violation, as determined by the Company, of the
Company's established policies and procedures.  The effect of this Section 7.2(d)(i) shall be limited to determining the
consequences of a termination, and nothing in this
Section 7.2(d)(i) shall restrict or otherwise interfere with the
Company's discretion with respect to the termination of any
Service Provider.
                    (ii)	If the Option Holder ceases to be a Service
Provider with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which
determination shall be communicated to the Option Holder within
10 days of such termination), the Option may be exercised by the
Option Holder, or in the case of death, by the persons specified in clause (iii) of this Section 7.2(d), within three months
following his or her retirement if the Option is an Incentive
Stock Option or within twelve months following his or her
retirement if the Option is a Non-Statutory Stock Option
(provided in each case that such exercise must occur within the
Option Period), but not thereafter.  In any such case, the
Option may be exercised only as to the Shares as to which the
Option had become exercisable on or before the date the Option
Holder ceases to be a Service Provider.
                    (iii)	If the Option Holder dies (A) while he or
she is a Service Provider, (B) within the three-month period referred to in clause (v) below, or (C) within the three or
twelve-month period referred to in clause (ii) above, the Option may be exercised by those entitled to do so under the Option
Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death (provided that such exercise must occur within the Option Period), but not
thereafter.  In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Option Holder ceased to be a Service
Provider.
                    (iv)	If the Option Holder becomes disabled
(within the meaning of Section 22(e) of the Internal Revenue
Code) while a Service Provider, Incentive Stock Options held by the Option Holder may be exercised by the Option Holder within twelve months following the date the Option Holder ceases to be a Service Provider (provided that such exercise must occur
within the Option Period), but not thereafter.  If the Option
Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code) while a Service Provider or within three-month period referred to in clause (v) below or within the twelve-month period following his or her retirement as provided in clause (ii) above, Non-Statutory Options held by the Option
Holder may be exercised by the Option Holder within twelve
months following the date of the Option Holder's disability
(provided that such exercise must occur within the Option
Period), but not thereafter.  In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Option Holder
ceased to be a Service Provider.
                    (v)	If the Option Holder ceases to be a Service
Provider within the Option Period for any reason other than
cause, retirement as provided in clause (ii) above, disability as provided in clause (iv) above or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such cessation (provided that such exercise must occur within the Option Period), but not
thereafter.  In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date that the Option Holder ceases to be a
Service Provider
               (e)	Exercise, Payments, etc.
                    (i)	The method for exercising each Option
granted under the Plan shall be by delivery to the Corporate
Secretary of the Company or an agent designated pursuant to
Section 18 of a notice specifying the number of Shares with
respect to which such Option is exercised and payment of the
Option Price.  Such notice shall be in a form satisfactory to the Administrator and shall specify the particular Option (or portion thereof) which is being exercised and the number of
Shares with respect to which the Option is being exercised.  The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary or a designated agent and payment to the Company.  The purchase of such Stock shall be deemed to take place at the principal office of the Company upon delivery of such notice, at which time the purchase price of the
Stock shall be paid in full by any of the methods or any
combination of the methods set forth in (ii) below.  A properly executed certificate or certificates representing the Stock
shall be issued by the Company and delivered to the Option
Holder.  If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate
shall be issued by the Company and delivered to the Option
Holder representing the additional shares, in excess of the
Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.
                    (ii)	The exercise price shall be paid by any of
the following methods or any combination of the following
methods:
                           (A)	in cash;
                           (B)	by cashier's check payable to the order
of the Company;
                           (C)	if authorized by the Administrator, in
its sole discretion, by delivery to the Company of certificates representing the number of Shares then owned by the Option
Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for more than six months; and provided further that the Fair Market
Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Price;
                           (D)	if authorized by the Administrator, in
its sole discretion, and subject to applicable law, including
Section 402 of the Sarbanes-Oxley Act, by delivery by a
Participant (other than an Executive Officer or Director) to the
Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a
portion of the Stock or of a loan from the broker to the Option
Holder necessary to pay the exercise price; or
                           (E)	if authorized by the Administrator, in
its sole discretion, any combination of these methods.
                    (iii)	In the sole discretion of the Administrator,
the Company may, subject to applicable law, including
Section 402 of the Sarbanes-Oxley Act, guaranty a third-party loan obtained by a Participant (other than an Executive Officer or Director) to pay part or all of the Option Price of the
Shares provided that such loan or the Company's guaranty is
secured by the Shares and the loan bears interest at a market rate.  The Company may not make or guaranty loans to Executive
Officers or Directors.
               (f)	Date of Grant.  An option shall be considered as
having been granted on the date specified in the grant
resolution of the Administrator.
               (g)	Adjustment of Options.  Subject to the
limitations contained in Sections 7 and 15, the Administrator may make any adjustment in the Option Price, the number of shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option
Price, number of shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. This provision specifically authorizes the Administrator to reprice outstanding Options. The Administrator may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant. If such action is affected by amendment, the effective date of such amendment shall be the date of the original grant.

                            SECTION 8
                          STOCK AWARDS

        8.1	Awards Granted by Administrator.  Coincident with or
following designation for participation in the Plan, a
Participant (other than a Nonemployee Director) may be granted one or more unrestricted Stock Awards or Restricted Stock Awards consisting of Shares. A Stock Award may be paid by delivery of
Stock, in cash or in a combination of Stock and cash, as
determined by the Administrator.
        8.2	Restrictions.  A Participant's right to retain a
Restricted Stock Award granted to such Participant under
Section 8.1 shall be subject to such restrictions, including but not limited to the Participant's continuing to perform as a
Service Provider for a restriction period specified by the Administrator, or the attainment of specified performance goals and objectives, as may be established by the Administrator with respect to such Award. The Administrator may, in its sole discretion, require different periods of service or different performance goals and objectives with respect to (i) different Participants, (ii) different Restricted Stock Awards, or (iii) separate, designated portions of the Shares constituting a
Restricted Stock Award.
        8.3	Privileges of a Stockholder, Transferability.  A
Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by such Participant as a Stock Award under this
Section 8 upon the Participant's becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer Restricted Stock shall be subject to the limitations of Section 12.2 hereof.
        8.4	Enforcement of Restrictions.  The Administrator may in
its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and
8.3:
              (a)	placing a legend on the stock certificates
referring to the restrictions as follows:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
FORFEITURE AND TRANSFERABILITY RESTRICTIONS AS SET FROTH IN
THE RESTRICTED STOCK AGREEMENT BETWEEN THE SHAREHOLDER AND
PURE CYCLE CORPORATION DATED _____________.  A COPY OF THE
RESTRICTED STOCK AGREEMENT IS ON FILE AT THE EXECUTIVE
OFFICE OF PURE CYCLE CORPORATION.

              (b)	requiring the Participant to keep the stock
certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or
              (c)	requiring that the stock certificates, duly
endorsed, be held in the custody of a third party while the restrictions remain in effect.
        8.5	Termination of Service, Death or Disability.  In the
event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) of a Participant, or the retirement of a Participant as provided in
Section 7.2(d)(ii), all service period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and such Awards shall become fully nonforfeitable.
Subject to Sections 5 and 10, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted
Stock Awards as to which the service period or other restrictions have not been satisfied shall be forfeited.

                        SECTION 9
          PERFORMANCE SHARES AND PERFORMANCE UNITS

        9.1	Awards Granted by Administrator.  Coincident with or
following designation for participation in the Plan, a
Participant (other than a Nonemployee Director) may be granted Performance Shares or Performance Units.
        9.2	Amount of Award.  The Administrator shall establish a
maximum amount of a Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.
        9.3	Communication of Award.  Written notice of the maximum
amount of a Participant's Award and the Performance Cycle
determined by the Administrator shall be given to a Participant as soon as practicable after approval of the Award by the
Administrator.
        9.4	Amount of Award Payable.  The Administrator shall
establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Administrator shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Administrator.  Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an
Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.6) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Administrator in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The
Administrator may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to
Section 9.6) for performance which exceeds the minimum
performance target but falls below the maximum performance
target applicable to such Award.
        9.5	Adjustments.  At any time prior to payment of a
Performance Share or Performance Unit Award, the Administrator
may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures.
        9.6	Payments of Awards.  Following the conclusion of each
Performance Cycle, the Administrator shall determine the extent to which performance targets have been attained, and the
satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle.  The Administrator shall determine what, if any, payment is due with respect to an
Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum or installments, as determined by the Administrator, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Administrator.
        9.7	Termination of Employment.  If a Participant ceases to
be a Service Provider before the end of a Performance Cycle by reason of his death, disability as provided in Section
7.2(d)(iv), or retirement as provided in Section 7.2(d)(ii), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be a Service Provider. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of Participant's services as a Service Provider during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be canceled.

                     SECTION 10
             FORMULA AWARDS TO DIRECTORS

        10.1	Administrator.  The Administrator shall have no
authority, discretion or power to select the Nonemployee
Directors who will receive any Award, determine the number of shares to be issued hereunder or the time at which such Awards are to be granted, establish the duration of the Awards or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan pursuant to the provisions of the Plan.
        10.2	Number of Option Shares.  Upon the initial election or
appointment of a Nonemployee Director to the Company's Board, or
upon the Effective Date, whichever is later, the Nonemployee
Director shall be granted a Non-Statutory Option to purchase
50,000 Shares of Stock (subject to adjustment pursuant to
Section 4 hereof), which option shall become exercisable at the rate of 25,000 Shares of Stock on each of the first two
anniversaries of the initial date of grant. In addition, each Nonemployee Director shall be granted a Non-Statutory Option to purchase 25,000 Shares of Stock on each anniversary of the commencement of his or her initial term of service on the Board (subject to adjustment pursuant to Section 4 hereof), which option shall be exercisable one year from the date of grant.
Options shall expire, to the extent not exercised, ten years after the date on which day they were granted.
        10.3	Price of Option Shares.  The exercise price per Share
for any Option granted pursuant to this Section 10 shall be 100%
of the Fair Market Value of the Stock on the date on which the Nonemployee Director is granted the Option.
        10.4	Option Termination.  If the Nonemployee Director
ceases to be a Director  for any reason, the Option may be
exercised by the Nonemployee Director at any time following the date of such cessation provided that such exercise must occur prior to the Option expiration date.  In any such case, the
Option may be exercised only as to the Shares as to which the
Option had become exercisable on or before the date that the Nonemployee Director ceased to be a Director.
        10.5	Option Exercise.  Options granted to Nonemployee
Directors pursuant to this Section 10 shall provide for exercise as set forth in Section 7.2(e).
        10.6	Other Terms.  Except for the limitations set forth in
Sections 5, 10.2, 10.3, and 11, the terms and provisions of
Options shall be as determined from time to time by the
Administrator, and Options issued may contain terms and
provisions different from other Options granted to the same or other Option recipients.  Options shall be evidenced by a Stock
Option Agreement containing such terms and provisions as the Administrator may determine, subject to the provisions of the
Plan.
        10.7	Meeting of Board Committees.  The Board (and not a
committee of the Board), in its sole discretion, may adopt one or more formulas that provide for granting a specified Award to each Nonemployee Director for attendance at each meeting of designated committees of the Board. The Board may adopt different formulas for the various committees of the Board, and it may choose to adopt formulas for some committees and not others. Further, any formula may provide for a different grant to members of the committee charged with additional responsibilities on the committee, such as the chairman.

                      SECTION 11
                   CHANGE IN CONTROL

        11.1	Options, Restricted Stock.  In the event of a change
in control of the Company as defined in Section 11.3, then the Administrator may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 15, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Options or make all such
Options fully vested and exercisable; (b) grant a cash bonus award to any Option Holder in an amount necessary to pay the
Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the
date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options; and
(e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any
Participant.
        11.2	Performance Shares and Performance Units.  Under the
circumstances described in Section 11.1, the Administrator may, in its sole discretion, and without obtaining stockholder
approval, to the extent permitted in Section 15, provide for payment of outstanding Performance Shares and Performance Units at the maximum award level or any percentage thereof.
        11.3	Definition.  For purposes of the Plan, a "change in
control" shall be deemed to have occurred if: (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than Thomas P. Clark or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or under a trust, the grantor of which is Thomas P. Clark, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 33-1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                     SECTION 12
       CONTINUATION OF SERVICES; TRANSFERABILITY

        12.1	Continuation of Services.  Nothing contained in the
Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider, or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.  Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Administrator at the time of such leave in accordance with then current laws and regulations.
        12.2	Nontransferability.  Except as provided in Section
12.3, no right or interest of any Participant in an Award
granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, except (if otherwise permitted under Section 12.4) pursuant to a domestic relations order, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options shall, if otherwise permitted under Section 12.4, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If, in the opinion of the Administrator, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Administrator with evidence satisfactory to the Administrator of such status. Transfers shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third
parties who provide financing for the purpose of (or who
otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Administrator.
        12.3	Permitted Transfers.  Pursuant to conditions and
procedures established by the Administrator from time to time, the Administrator may permit Awards (other than Incentive Stock Options) to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the
Participant's immediate family and/or charitable institutions.
In the case of initial Awards, at the request of the
Participant, the Administrator may permit the naming of the
related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the
Administrator receive evidence satisfactory to it that the
transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration
(other than nominal consideration).
        12.4	Limitations on Incentive Stock Options.
Notwithstanding anything in this Agreement (or in any Stock
Option Agreement evidencing the grant of an Option hereunder) to the contrary, Incentive Stock Options shall be transferable only to the extent permitted by Section 422 of the Internal Revenue
Code and the treasury regulations thereunder without affecting the Option's qualification under Section 422 as an Incentive
Stock Option.

                      SECTION 13
                  GENERAL RESTRICTIONS

        13.1	Investment Representations.  The Company may require
any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the
Award for his own account for investment and not with any
present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.
        13.2	Compliance with Securities Laws.  Each Award shall be
subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing,
registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the
Administrator.  Nothing herein shall be deemed to require the
Company to apply for or to obtain such listing, registration or qualification.
        13.3	Stock Restriction Agreement.  The Administrator may
provide that shares of Stock issuable pursuant to an Award
shall, under certain conditions, be subject to restrictions
whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a
portion of such shares, which restrictions may survive a Participant's cessation or termination as a Service Provider.
        13.4	Stockholder Privileges.  No Award Holder shall have
any rights as a stockholder with respect to any Shares covered by an Award until the Award Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Award Holder becomes the holder of record of such Stock, except as provided in Section 4.

                       SECTION 14
                OTHER EMPLOYEE BENEFITS

       The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                       SECTION 15
        PLAN AMENDMENT, MODIFICATION AND TERMINATION

       The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.
       No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

                          SECTION 16
                          WITHHOLDING

        16.1	Withholding Requirement.  The Company's obligations to
deliver Shares upon the exercise of an Option, or upon the
vesting of any other Award, shall be subject to the
Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.  The
Company may defer exercise of an Award unless indemnified by the Participants to the Administrator's satisfaction against the payment of any such amount.  Further, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the Participant by the
Company.
        16.2	Withholding with Stock.  At the time the Administrator
grants an Award, it may, in its sole discretion, grant the
Participant an election to pay all such amounts of tax
withholding, or any part thereof, by electing to transfer to the
Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant.  All elections shall be subject to the approval or disapproval of the Administrator.  The value of
Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date").  Any such elections by
Participants to have Shares withheld for this purpose will be subject to the following restrictions:
              (a)	All elections must be made prior to the Tax Date;
              (b)	All elections shall be irrevocable; and
              (c)	If the Participant is an "officer" or "director"
of the Company within the meaning of Section 16 of the Exchange
Act, the Participant must satisfy the requirements of such
Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.
        16.3	Incentive Options.  In the event that an Option Holder
makes a disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive
Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

                       SECTION 17
               SECTION 162(M) PROVISIONS

        17.1	Limitations.  Notwithstanding any other provision of
this Plan, if the Administrator determines at the time any Stock Award or Performance Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a "covered employee" within the meaning of
162(m)(3) of the Internal Revenue Code, then the Administrator, may provide that this Section 17 is applicable to such Award.
        17.2	Performance Goals.  If an Award is subject to this
Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the
Administrator, which shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, operating income,
revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total stockholder return (measured in terms of stock price appreciation and dividend growth), or cost control, of the
Company or Affiliated Corporation (or any division thereof) for or within which the Participant is primarily employed. Such performance goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Administrator within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code and the regulations thereunder.
        17.3	Adjustments.  Notwithstanding any provision of the
Plan other than Sections 5 and 11, with respect to any Award that is subject to this Section 17, the Administrator may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the
Participant.
        17.4	Other Restrictions.  The Administrator shall have the
power to impose such other restrictions on Awards subject to this Section 17 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(B) of the Internal Revenue Code or any successor thereto.

                         SECTION 18
                    BROKERAGE ARRANGEMENTS

       The Administrator, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise of Options or the disposition of Shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

                       SECTION 19
                NONEXCLUSIVITY OF THE PLAN

       Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Employees or Consultants generally, or to any class or group of Employees or Consultants, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                        SECTION 20
                    REQUIREMENTS OF LAW

        20.1	Requirements of Law.  The issuance of Stock and the
payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.
        20.2	Rule 16b-3.  Transactions under the Plan and within
the scope of Rule 16b-3 of the Exchange Act are intended to
comply with all applicable conditions of Rule 16b-3.  To the extent any provision of the Plan or any action by the
Administrator under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the
Administrator.
        20.3	Governing Law.  The Plan and all agreements hereunder
shall be construed in accordance with and governed by the laws of the State of Delaware.
SECTION 21
DURATION OF THE PLAN
       No Award shall be granted under the Plan after ten years from the Effective Date; provided, however, that any Award theretofore granted may, and the authority of the Board or the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

Dated:  _____________, _____
PURE CYCLE CORPORATION



By:
	Mark W. Harding
	President